BOND FUNDS SEMI-ANNUAL REPORT
                               September 30, 1996


                         A FAMILY OF 100% NO-LOAD FUNDS
                                   Bond Fund
                         Minnesota Tax-Free Income Fund
                              Tax-Free Income Fund
                        U.S. Government Securities Fund
                               Money Market Fund


                                     [LOGO]


                                SIT MUTUAL FUNDS



                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $5.1 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds is comprised of eleven 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some of the other features include:
          *    Free telephone exchange
          *    Dollar-cost averaging through automatic investment plan
          *    Electronic transfer of funds for purchases and redemptions
          *    Free check-writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans



                              OUR FAMILY OF FUNDS


                                [CHART OMITTED]






                                SIT MUTUAL FUNDS
                          BOND FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                           PAGE

           Chairman's Letter..........................................      2

           Performance Review.........................................      4

           Fund Reviews and Portfolios of Investments

                 Bond Fund............................................      6

                 Minnesota Tax-Free Income Fund.......................     10

                 Tax-Free Income Fund.................................     16

                 U.S. Government Securities Fund......................     26

                 Money Market Fund....................................     30

           Notes to Portfolios of Investments.........................     35

           Statements of Assets and Liabilities.......................     36

           Statements of Operations...................................     37

           Statements of Changes in Net Assets........................     38

           Notes to Financial Statements..............................     40

           Financial Highlights.......................................     43



         This document must be preceded or accompanied by a Prospectus.



SIT MUTUAL FUNDS

CHAIRMAN'S LETTER - SEPTEMBER 30, 1996
[PHOTO-CHAIRMAN]

Dear Fellow Shareholders:

     Domestic financial assets provided positive results during the six-month period ended September 30, 1996 amid mixed economic indicators and oscillating interest rates, generally subdued inflation and healthy corporate profit growth.

ECONOMIC OVERVIEW

     The domestic economy slowed during the third quarter of 1996 to a +2.2% annualized rate of real GDP growth, down from the second quarter's hearty +4.7% expansion. Personal consumption expenditures, a major component of the nation's economy, grew at a +0.4% annual rate during the third quarter and slowed considerably from the second quarter's +3.4% rate. A contraction in government spending also contributed to the deceleration, as federal spending to compensate for the temporary government shutdown peaked during the second quarter. Contributing positively to third quarter growth, business inventories, a typically volatile component of GDP, ballooned by roughly $20 billion.

     Although the economy showed signs of softness during the third quarter, several indicators point toward a slight uptick in fourth quarter growth. Strong personal income gains and a continued low unemployment rate of 5.2% support the notion that consumer spending could rebound during the fourth quarter. Additionally, consumer confidence, despite drifting slightly lower in September, remains at high levels. Durable equipment expenditures also continue to trend higher on strength in the transportation and technology sectors. Overall, we believe fourth quarter growth should approximate +2.5%, resulting in a growth rate of roughly +2.7% for calendar 1996.

     With economic growth trending near moderate levels, concern over mounting inflationary pressures is minimal. Consumer inflation looks stable at +3.0%, according to the year-over-year change in the CPI, while producer price pressures, as shown by the PPI, are slightly less at +2.9%. Other indicators such as the CRB (commodity) Index, producer indices like the NAPM (producer) Price Component and decreased spot energy prices suggest modest price pressures. An area of concern for fixed income investors this year, however, has been potential wage pressures, particularly given exceptionally strong employment reports. Recent decreases in the employment cost index, however, seem to indicate a leveling-off in wage and benefit gains, although we will continue to monitor these levels closely. Price competition at the consumer level, particularly for non-durable goods like cereals and soda, appears sufficient to keep inflationary pressures at bay over the near term.

     Contrary to third quarter expectations, the Federal Reserve did not raise short-term interest rates in September. With recent data pointing to a deceleration in the third quarter, we believe the Fed will maintain its neutral stance when it reconvenes in mid-November. The Fed will be closely monitoring consumer and capital spending as well as wage levels as it considers any policy shifts in 1997.

     Although the U.S. dollar has risen in 1996 against the Japanese yen and the German mark, it remains stable when viewed against an average of G-10 currencies and should not impact the competitiveness of American industry. The European economies appear to be rebounding modestly, although European monetary authorities have expressed reluctance to ease short-term rates further. The Japanese recovery has also been sluggish; although further monetary ease is unlikely given deflationary pressures, already low short rates and generally weak demand. These factors suggest that exports will not likely provide a substantial boost to fourth quarter growth in the U.S.; however, the continued moderate growth and heavy foreign interest in U.S. Treasuries should provide support for the U.S. dollar.

     In terms of U.S. fiscal policy, November's elections have ensured divided government for at least the next two years, a period that will be critical in terms of addressing the issue of entitlement spending growth. Even though President Clinton won reelection, the Republican majority in Congress will continue to push for fiscal discipline, particularly in containing national health care costs given projections for Medicaid/Medicare insolvency by 2002. The 1996 fiscal year deficit declined to $107 billion, $57 billion less than that posted for fiscal year 1995. Key factors in the deficit improvement were economic strength, higher tax receipts and lower defense spending. However, unless they are soon addressed, entitlement spending mandates will likely increase the deficit in the years ahead.

STRATEGY SUMMARY

     Data released in October and early November reflected slower economic growth and stable inflation, fueling a bond market rally and further supporting the Federal Reserve's decision not to increase interest rates at their September meeting. The 30-year Treasury yield dropped to 6.65% on October 31st and broke through the narrow 6.75% to 7.25% range in which it had been trading since early April. Whether this rally is sustainable will be determined by key future economic releases related to consumer spending and inflation.


                        EMPLOYMENT COST CONCERNS ABATING

Employment Costs: Under Control

Year-to-year percentage change; quarterly data


                           [PLOT POINTS OMITTED]


SOURCE: BUREAU OF LABOR STATISTICS

Source: The Wall Street Journal, October 30, 1996


    Given the current economic climate of moderating growth and stable inflation and the status quo results in the elections, we expect no changes in monetary policy over the near term. Our current interest rate forecast calls for bond yields to remain fairly stable within a relatively narrow, but slightly lower, trading range over the next year. This forecast is supported by historical data which shows that since 1920, on average, percentage price moves in the bond market in the year following a Presidential election have been quite modest, +0.87% when a Democrat wins versus -2.03% when a Republican wins. In addition, over the last 50 years, the bond market has produced stronger returns when government was divided than when unified, primarily because regulatory growth nearly grinds to a halt. The election results, then, should be fairly positive for the bond market over the next two years.

     Duration remains the key to sector performance, as it has been for much of the year. With the bond market rally in October, all taxable bond sectors have now produced positive returns on a year-to-date basis. Despite lagging the recent rally, the mortgage sector is now the top performing sector for the year, outperforming the Lehman Aggregate Bond Index by over 150 basis points. Given our expectations for relatively stable interest rates, our taxable bond investment strategies continue to emphasize securities that provide high levels of income and relative principal stability, and portfolios continue to be positioned with durations near their benchmarks.

          Long-term municipal bonds have not kept pace with the rally in the taxable bond market in recent weeks. Long municipal bond yields ended October at approximately 88% of long Treasury bond yields compared with 85% at the beginning of the month, in part due to higher relative supply. Municipal bonds have lost a good part of the positive incremental return that they achieved earlier in the year and now, on a year-to-date basis, are only slightly ahead of taxable bonds. As we expect bond yields to remain within a narrow trading range in the months ahead, we believe that municipal bonds will return to more normal valuation levels relative to taxable bonds, particularly as investors seek to reinvest proceeds from heavy seasonal coupon and principal payments over the next few months. We continue to look for opportunities to reinvest in higher yielding opportunities with greater call protection.

     The Sit Mutual Fund fixed income funds remain focused on providing attractive returns consistent with their dual objectives of high income and principal stability. We appreciate your continued interest and support as shareholders.

With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer




SIT MUTUAL FUNDS

SEPTEMBER 30, 1996 PERFORMANCE SUMMARY - BOND FUNDS


                               BOND MARKET REVIEW

     The Federal Reserve Board made no changes to short-term interest rates during the six month period as the economy posted mixed signs of strength. 3-month Treasury bill yields increased from 5.14% on March 31, 1996 to a high of 5.36%, in anticipation of a possible tightening move by the Federal Reserve, before decreasing to 5.06% on September 30, 1996 as these expectations diminished. Longer term interest rates rose, however. The yield on the 30-year Treasury increased approximately 25 basis points to 6.92% on September 30th while intermediate maturity Treasury yields increased by approximately 35 basis points during the period. Conflicting economic releases have kept bond yields in their most narrow trading range in almost seven years, with the 30-year Treasury bond yielding between 6.75% and 7.25% since early April. Within this narrow range, the bond market has shown a great deal of volatility. September marked the seventh time this year long bond yields rose over 7.0%, as data supporting a strengthening economy once again took center stage.

     Within the taxable bond market, the more defensive asset backed and mortgage pass-through sectors provided the best returns during this period of rising bond yields. While corporate bond yields rose less than Treasury yields, corporates were the worst performing sector due to their relatively longer durations. Performance in the Sit taxable bond funds benefited from their focus on securities within those sectors that provided higher levels of income.

     The municipal market experienced greater price stability during the period, as reflected in the yield on the Bond Buyer 40-Bond Revenue Index which decreased slightly from 5.96% on March 31, 1996, to 5.89% on September 30, 1996, and remained in a narrower range between 5.80% and 6.22%. Long term municipal yields ended the period at approximately 85% of long Treasury yields, compared to 89% at the beginning of the period. Municipal bonds have returned to their March 1995 relative valuation level, prior to any talk of tax reform and this improvement in valuation is a primary reason why municipals have continued to outperform taxable bonds on a year-to-date basis. Among revenue bonds, the hospital sector earned the highest return, and was helped by its income advantage as well as from narrowing incremental yield spreads.

                          TOTAL RETURN - CALENDAR YEAR
                                                                                                                YIELD
                                                                                                        YTD     AS OF  DISTRIBUTION
                                   1988     1989    1990     1991   1992    1993       1994     1995    1996   9/30/96    RATE(2)

SIT BOND FUND                      ----     ----    ----     ----   ----    0.34%(1)   -1.31%  16.83%   1.07%   6.61%     6.61%

SIT MINNESOTATAX-FREE
     INCOME FUND                   ----     ----    ----     ----   ----    1.60(1)     0.63   11.90    3.83    5.64(3)   5.67
      (NASDAQ Symbol: SMTFX)

SIT TAX-FREE INCOME FUND          2.19%(1)  8.38%   7.29%   9.25%   7.71%  10.42       -0.63   12.86    3.30    5.65(4)   5.67
      (NASDAQ Symbol: SNTIX)

SIT U.S. GOV'T. SECURITIES FUND
      (NASDAQ Symbol: SNGVX)      7.86     11.04   10.97   12.87    5.43    7.34        1.77   11.50    2.80    6.20      6.36

SIT MONEY MARKET FUND             ----      ----    ----    ----    ----    0.46(1)     3.84    5.58    3.79    5.06(6)
      (NASDAQ Symbol: SNIXX)

LEHMAN AGGREGATE BOND INDEX       7.89     14.53    8.96   16.00    7.40  9.75/0.54(1) -2.92   18.47    0.61
LEHMAN 5-YEAR MUNICIPAL BOND
  INDEX                       6.39/0.75(1)  9.07    7.70   11.41    7.62    8.73       -1.28   11.65    2.20
LEHMAN INTER. GOVERNMENT BOND
  INDEX                           6.40     12.68    9.56   14.11    6.93    8.17       -1.75   14.41    1.71
3-MONTH U.S. TREASURY BILL        7.10      8.73    8.04    5.72    3.56    3.13        4.47    5.98    3.94

SIT INVESTMENT RESERVE FUND       6.65      8.53    7.59    6.14    3.81    2.34(5)
    (Inception date 1/25/85.  Converted to SIT Money Market Fund on 11/1/93.)


                                                                     TOTAL RETURN          AVERAGE ANNUAL TOTAL RETURNS FOR
                                                      TOTAL RETURN    SIX MONTHS         THE PERIODS ENDED SEPTEMBER 30, 1996
                                                      QUARTER ENDED     ENDED                                              SINCE
                                         INCEPTION       9/30/96       9/30/96      1 YEAR     3 YEARS       5 YEARS     INCEPTION

SIT BOND FUND                            12/01/93        1.97%           2.45%       4.99%       ----        ----          5.68%

SIT MINNESOTA TAX-FREE INCOME FUND       12/01/93        2.56            3.81        7.08        ----        ----          6.27

SIT TAX-FREE INCOME FUND                 09/29/88        2.27            3.72        6.78        5.49%       7.12%         7.53

SIT U.S. GOV'T. SECURITIES FUND          06/02/87        1.69            2.36        5.83        5.70        6.54          8.27

SIT MONEY MARKET FUND                    11/01/93        1.27            2.51        5.17        ----        ----          4.69

LEHMAN AGGREGATE BOND INDEX                              1.85            2.43        4.90        5.01        7.46          5.49
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                       1.65            2.19        4.30        4.46        6.39          7.15
LEHMAN INTER. GOVERNMENT BOND INDEX                      1.72            2.40        5.10        4.62        6.75          8.10
3-MONTH U.S. TREASURY BILL                               1.32            2.63        5.35        5.01        4.42          5.06

(1) Period from Fund inception through calendar year-end.
(2) Based on the last 12 monthly distributions of net investment income and average NAV as of 9/30/96.
(3) For Minnesota residents in the 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.93%, 9.63% and 10.20%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).
(4) For individuals in the 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 8.19%, 8.83% and 9.35%, respectively (Income subject to state tax, if any).
(5) Period January 1, 1993, through October 31, 1993, at which time the Fund converted to the Sit Money Market Fund.
(6) Figure represents 7-day compound effective yield. The 7-day simple yield as of 9/30/96 was 4.94%.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.




SIT BOND FUND REVIEW

SEPTEMBER 30, 1996

[PHOTO]

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
   PORTFOLIO MANAGER

     The Sit Bond Fund provided investors a +2.45% return for the six months ended September 30, 1996 and a +2.43% return for the Lehman Aggregate Bond Index. The Fund's cumulative return since inception of +16.93% ranks it in the top 15% of the 103 funds in the Lipper Intermediate Investment Grade Bond Fund universe.

     The yield on the 10-year Treasury note ended the past six months 0.38% higher at a yield of 6.70%. For most of the period, the yield remained in a narrow range of 6.50% to 7.00%. The Fund maintained its effective duration near that of the 4.8 year duration of the Lehman Aggregate Bond Index over the past six months.

     The Fund's performance benefited from the high level of interest income that it earns as well as from the relative price stability of its mortgage pass-through holdings. The Fund's longest duration holdings are its Treasury securities which provided the lowest returns for the past six months due to their greater price sensitivity to the rising interest rate trend.

     The Fund's most significant sector shifts involved selling mortgage pass-through securities and purchasing less defensive securities primarily in the Treasury sector. Other activity was focused within the asset-backed sector. The fund improved its average credit quality by selling its holdings of AA-rated securities backed by manufactured housing loans and reinvesting the proceeds in insured AAA-rated issues backed by home equity loans at comparable yield levels.

     Conflicting economic data have caused uncertainty regarding the economy's current and projected rate of growth. Consequently, interest rates have moved within a narrow range for the past six months. We expect stable to declining interest rates over the next six months as the economy's growth slows. The Fund will continue to invest in securities that offer attractive total return potential while maintaining its high average credit quality.


                       INVESTMENT OBJECTIVE AND STRATEGY

    The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund's "total return" is a combination of income, changes in principal value and reinvested dividends.

    The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                               PORTFOLIO SUMMARY

               Net Asset Value 9/30/96:    $9.74 Per Share
                               3/31/96:    $9.83 Per Share

                      Total Net Assets:    $5.40 Million

                      30-Day SEC Yield:     6.61%

            12-Month Distribution Rate:     6.61%

                      Average Maturity:    16.7 Years

                    Effective Duration:     4.8 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.

                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                                  [BAR CHART]

                     Agency Mortgage        30.1
             Pass-Through Securities

             Asset-Backed Securities        18.7

                 Government & Agency        17.2

             Corporate Bonds & Notes        14.4

             Collateralized Mortgage        12.0
                         Obligations

                       Miscellaneous         5.1

          Other Assets & Liabilities         2.5


                          AVERAGE ANNUAL TOTAL RETURNS*                   CUMULATIVE TOTAL RETURNS*

                               Lipper Inter.       Lehman                      Lipper Inter.     Lehman
                  Bond       Investment Grade     Aggregate        Bond      Investment Grade   Aggregate
                  Fund        Bond Fund Avg.     Bond Index        Fund       Bond Fund Avg.   Bond Index

3 Months           1.97%           1.78%             1.85%         1.97%           1.78%          1.85%
   (unannualized)
1 Year             4.99            4.30              4.90          4.99            4.30           4.90
Inception          5.68            4.66              5.49         16.93           13.79          16.35
  (12/1/93)

* As of 9/30/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                           [PLOT POINT CHART OMITTED]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/96 would have grown to $11,693 in the Fund or $11,635 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS

                            (% of total net assets)

                         LOWER OF MOODY'S OR S&P USED.


                                  [PIE CHART]

Agency Mortgage-Backed Securities & CMO's    42.1%
                      Government & Agency    17.2%
                                      AAA    18.7%
                                        A    10.1%
                                      BBB     9.4%
               Other Assets & Liabilities     2.5%




SIT BOND FUND

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1996 (UNAUDITED)


QUANTITY         NAME OF ISSUER         MARKET VALUE(1)

U.S. GOVERNMENT SECURITIES (17.2%) (2)
       450,000   U.S. Treasury Note, 8.25%,
                   7/15/98                     $466,173
       250,000   U.S. Treasury Bond, 7.25%,
                   5/15/04                      258,825
             5   U.S. 30-yr. Treasury Put Option,
                   Expires 11/16/96               5,703
                 U.S. Treasury Coupon Strip:
       150,000     6.93% Effective Yield on
                     Purchase Date, 11/15/04     87,276
       150,000     7.17% Effective Yield on
                     Purchase Date, 5/15/09      62,787
       250,000   U.S. Treasury Principal Strip,
                   7.14% Effective Yield on
                   Purchase Date, 2/15/19        50,813
Total U.S. government securities                931,577
    (cost:  $930,560)

ASSET-BACKED SECURITIES (18.7%)
       250,000   Advanta Mortgage Loan Trust,
                   7.07%, 3/25/27               234,947
        75,000   Cityscape Home Equity Loan Trust,
                   1996-3 A8, 7.65%, 9/25/25     74,397
                 ContiMortgage Home Equity Loan
                   Trust:
       249,998     1996-1 A7, 7.00%, 3/15/27    235,711
       100,000     1996-3 A7, 8.04%, 9/15/27    100,892
       100,000   EQCC Home Equity Loan Trust,
                   Series 1996-1, 6.93%, 3/15/27 94,059
       100,000   EquiVantage, 1996-3 A3, 7.70%,
                    9/25/27                      99,501
        75,000   Green Tree Corp., Series 1995-5,
                   7.25%, 9/15/26                72,989
       100,000   Security Pacific Corp., Series 1995-1,
                   7.65%, 4/10/20                96,192

Total asset-backed securities
    (cost:  $1,032,324)                       1,008,688

CORPORATE BONDS (14.4%)
       250,000   Ford Motor Credit Corp., 9.14%,
                   12/30/14                     270,665
       275,000   Franchise Finance Corp. Medium
                   Term Note, 7.02%, 2/20/03    262,281
       250,000   Nationwide Health Properties
                   Medium Term Note,
                   6.93%, 12/18/01             $243,437
Total corporate bonds & notes
    (cost:  $793,730)                           776,383

MORTGAGE PASS-THROUGH SECURITIES (3)(30.1%)
                 Federal Home Loan Mortgage
                   Corp.:
        54,283       10.25%, 9/1/09              58,599
        38,059       10.75%, 3/1/11              41,549
                 Government National Mortgage
                    Association:
        21,758       8.75%, 11/15/01             22,811
        12,651       9.00%, 8/15/11              13,218
        99,494       9.00%, 12/15/16            103,901
        74,041       9.00%, 11/15/19             77,319
        46,943       9.25%, 5/15/01              49,571
        27,507       9.50%, 3/15/03              29,214
       186,010       9.50%, 11/15/05            196,876
        82,954       9.50%, 2/15/11              87,375
         5,929       9.75%, 8/15/02               6,299
        57,849       10.00%, 8/15/02             61,543
        45,210       10.25%, 4/15/01             48,048
        47,920       10.25%, 4/15/01             50,930
        14,108       10.25%, 4/15/12             15,074
        13,075       10.25%, 5/15/12             13,966
        18,075       10.25%, 5/15/12             19,332
       109,440       10.25%, 5/15/12            116,965
        14,057       10.25%, 6/15/12             15,019
        18,208       10.25%, 6/15/12             19,476
        45,805       10.25%, 7/15/12             48,955
        19,198       10.25%, 7/15/12             20,540
        82,879       10.25%, 8/15/12             88,545
        65,029       10.25%, 6/15/13             69,620
        58,623       10.50%, 7/15/00             62,336
        33,359       10.75%, 8/15/98             34,370
        73,151       10.75%, 1/15/01             77,814
        36,258       11.25%, 10/15/00            38,565
        96,218       11.75%, 7/15/00            102,400
        32,005       11.75%, 7/15/01             34,306

Total mortgage pass-through securities
    (cost:  $1,630,418)                        1,624,536

COLLATERALIZED MORTGAGE OBLIGATIONS (12.0%)
       250,000   Federal National Mortgage
                    Association, 1994-38, 6.65%,
                   12/25/23                 $   235,687
                 Vendee Mortgage Trust:
        30,609     1992-1 2B, 7.75%, 9/15/10     30,852
        75,000     1992-2 2D, 7.00%, 9/15/15     74,171
       100,000     1994-1 2E, 6.50%, 1/15/17     93,481
        75,000     1996-2 1D, 6.75%, 11/15/15    72,150
       150,000     1996-2 1E, 6.75%, 5/15/20    140,888

Total collateralized mortgage obligations
    (cost:  $643,664)                           647,229

CLOSED-END INVESTMENT COMPANIES (5.1%)
         2,400   American Strategic Income
                   Portfolio                     25,500
        11,200   American Strategic Income
                   Portfolio II                 120,400
        12,500   American Strategic Income
                   Portfolio III                129,687

Total closed-end investment companies
    (cost:  $274,616)                           275,587

SHORT-TERM SECURITIES (1.5%)
        82,686   Cash Management Fund, 5.28%     82,686
    (cost:  $82,686)

Total investments in securities
    (cost:  $5,387,998)  (6)                 $5,346,686

See accompanying notes to portfolios of investments on page 35.



SIT MINNESOTA TAX-FREE INCOME FUND REVIEW

SEPTEMBER 30, 1996


[PHOTO]

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
   PORTFOLIO MANAGER

     Long term municipal bond yields decreased slightly during the six month period, as reflected in the yield of the Bond Buyer 40-Bond Revenue Index which decreased from 5.96% to 5.89% and remained within a narrow range between 6.22% and 5.80%. During the period, the Fund's per share net asset value ranged between $9.98 and $10.18. The Fund provided shareholders a six month return of +3.81%, compared to +2.19% for the Lehman 5-Year Municipal Index. The Fund's performance ranked #4 of 46 Minnesota funds tracked by Lipper Analytical Services for the most recent quarter, and #1 for the 12-month period (of 46 funds) and period since inception (of 27 funds). The Fund's ability to provide high income and stability of principal is highlighted in its attractive longer term returns. The Fund's 30-day SEC yield decreased slightly from 5.72% to 5.64% while its 12-month distribution rate increased from 5.60% to 5.67% over the semi-annual period.

     The Fund's implied duration, which we began reporting in June, increased from 3.6 years to 3.9 years during the most recent quarter as the Fund has continued to focus on purchasing securities with greater call protection. The most significant shifts in the Fund's portfolio structure included decreases in single family housing, health care, and in industrial revenue. Increases occurred in the education sector and other revenue bonds. New purchases in the Fund focused primarily on securities rated "A" or "BBB." Thus Fund holdings in securities rated A or better by the major ratings agencies remained relatively constant while holdings rated BBB increased from 6.7% to 8.7%. The Fund's performance continues to benefit from security selection, particularly within the housing and health care sectors.

     The relative valuation of municipal bonds has returned to more normal levels as the tax-exempt market has recovered from the negative impact of last year's threat of a flat tax. In the months ahead, we expect that municipal bond yields will continue to follow the trading range of taxable yields as we continue to see mixed indications on the strength of the economy. Within this environment, we intend to reduce lower yielding holdings and find higher yielding opportunities with greater call protection. We remain focused on finding investments that help meet the Fund's dual objectives of high income and stability of principal.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be treated as an item of tax preference that is included in the alternative minimum taxable income.


                               PORTFOLIO SUMMARY

          Net Asset Value  9/30/96:   $10.18 Per Share
                           3/31/96:   $10.09 Per Share

                  Total Net Assets:   $70.91 Million

                  30-Day SEC Yield:     5.64%

              Tax Equivalent Yield:    10.20% (1)

        12-Month Distribution Rate:     5.67%

                  Average Maturity:    18.5 Years

   Duration to Estimated Avg. Life:     6.9 Years (2)

                  Implied Duration:     3.9 Years (2)


(1) For individuals in the 39.6% Federal and 8.5% MN tax brackets.
(2) See page 11.


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                                  [BAR CHART]

        Multifamily Mortgage Revenue         36.3

      Single Family Mortgage Revenue         17.3

        Hospital/Health Care Revenue         15.7

Industrial Revenue/Pollution Control         11.9

                 Other Revenue Bonds          9.8

              Education/Student Loan          2.2

                  General Obligation          1.6

              Municipal Lease Rental          1.1

          Other Assets & Liabilities          4.1

                        AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*

                MN Tax-Free       Lipper           Lehman       MN Tax-Free       Lipper           Lehman
                  Income         MN Muni.       5-Year Muni.      Income         MN Muni.       5- Year Muni.
                   Fund       Bond Fund Avg.     Bond Index        Fund       Bond Fund Avg.     Bond Index
3 Months           2.56%           2.11%             1.65%         2.56%            2.11%          1.65%
   (unannualized)
1 Year             7.08            5.21              4.30          7.08             5.21           4.30
Inception          6.27            4.13              4.83         18.79            12.17          14.28
  (12/1/93)


* As of 9/30/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/96 would have grown to $11,879 in the Fund or $11,428 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.



                                QUALITY RATINGS
                            (% of total net assets)
          LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.


                                   [PIE CHART]

                              AA    20.5%
                             AAA    20.6%
      Other Assets % Liabilities     4.1%
                       Not Rated    35.7%
                             BBB     8.7%
                               A    10.4%



                  ADVISOR'S ASSESSMENT OF NOT-RATED SECURITIES

                              AA    0.9%
                               A    1.5
                             BBB   25.5
                              BB    6.3
                               B    1.5

                           Total   35.7%



SIT MINNESOTA TAX-FREE INCOME FUND

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1996 (UNAUDITED)

QUANTITY            NAME OF ISSUER                                                                 MARKET VALUE(1)
 MUNICIPAL BONDS (95.9%) (2)
    EDUCATION/STUDENT LOAN (2.2%)
                    Minnesota Higher Education Fac. Auth. Rev. Series 1996-4I (Hamline Univ.):
      1,000,000       6.00%, 10/1/12                                                                    $1,000,740
        585,000       6.00%, 10/1/16                                                                       578,957
                                                                                                         1,579,697
 GENERAL OBLIGATION (1.6%)
        600,000     Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                      (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                              612,558
        500,000     Goodhue (City of) G.O. Gas Utility Series 1996, 6.75%, 1/1/26                          508,690
                                                                                                         1,121,248
 HOSPITAL/HEALTH CARE (15.7%)
        500,000     Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.), 7.50%, 12/1/10     523,280
        215,000     Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 1993A
                      (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                       217,662
        650,000     Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.),
                       6.40%,12/1/15                                                                       654,206
      1,540,000     Hibbing Hlth. Care Facs. Rev. Series 1995A (St. Francis Hlth. Svcs. Proj.),
                       7.35%, 11/1/15                                                                    1,556,124
      1,685,000     Maplewood Hlth. Care Fac. Rev. (VOA Care Ctrs. Proj.), 7.375%, 10/1/12               1,763,572
      1,000,000     Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18    1,007,490
                    New Ulm Hlth. Care Fac. Rev. (Highland Manor Proj.):
      1,100,000       Series 1994, 7.25%, 6/1/14                                                         1,132,395
        570,000       Series 1995A, 7.625%, 6/1/15                                                         581,138
        180,000     Puerto Rico Industrial, Tourist, Educ., Med. & Env. Ctrl. Fac. Fin. Auth. Hosp.
                      Rev. 1994 Series A (Ryder Mem. Hosp. Proj.), 5.75%, 5/1/99                           182,531
                    Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
        125,000       Series 1993A, 6.20%, 9/1/05                                                          129,430
        130,000       Series 1993A, 6.30%, 9/1/06                                                          134,313
        200,000       Series 1993B, 6.20%, 9/1/05                                                          207,088
                    Sherburne Co. Nursing Home Fac. Rev. Series 1994 (Guardian Angels Care Ctr. Proj.):
         75,000       7.30%, 6/1/07                                                                         77,896
         80,000       7.35%, 6/1/08                                                                         83,083
         90,000       7.40%, 6/1/09                                                                         93,735
        555,000       7.50%, 6/1/14                                                                        576,268
        140,000       7.75%, 6/1/15                                                                        146,747
        150,000       7.75%, 6/1/16                                                                        157,500
         95,000     St. Paul Hsg. & Redev. Auth. Comm. Dev. Rev. Refunding Series 1992
                      (Beverly Enterprises Proj.), 7.75%, 11/1/02                                           97,579
        960,000     St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                      (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                      939,005
        820,000     Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                            856,310
                                                                                                        11,117,352
 INDUSTRIAL /POLLUTION CONTROL (11.9%)
        500,000     Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.), 6.50%,
                      9/1/04 (4)                                                                           514,340
                    Cloquet Pollution Control Rev. (Potlach Corp. Proj.):
        110,000       Series 1978, 6.50%, 6/1/08                                                           110,288
        635,000       Series 1979, 6.75%, 6/1/09                                                           636,746
      1,055,000     Duluth Commercial Dev. Rev. Refunding Series 1995A (Radisson Hotel Proj.),
                      7.00%, 12/1/00                                                                     1,050,506
                    MN Agricultural & Econ. Dev. Board Small Business Dev. Ln. Prgm. Rev.:
        390,000       Series 1989A Lot 1, 8.25%, 8/1/09 (4)                                                399,344
        105,000       Series 1995A Lot 1, 6.40%, 8/1/04 (4)                                                102,779
      1,000,000       Series 1990B Lot1(May Printing Co.), 8.375%, 8/1/10 (4)                            1,052,040
      3,155,000     Plymouth Rev. Refunding Series 1992 (Carlson Ctr. Proj.) (LOC First Bank, N.A.),
                      7.00%, 4/1/12                                                                      3,302,970
        200,000     Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375% 10/1/05     215,332
      1,105,000     St. Paul Port Authority Hotel Facility Senior Rev. Series 1996A (Radisson
                      Kellogg Project), 7.00%, 8/1/01                                                    1,091,276
                                                                                                         8,475,621
 MULTIFAMILY MORTGAGE (36.3%)
                    Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A (Courtyard
                      Res. Proj.):
        220,000       7.00%, 1/1/15                                                                        220,986
        500,000       7.25%, 1/1/26                                                                        500,300
                    Burnsville Multifamily Hsg. Rev. Refunding:
        425,000       Series 1991 (Atrium Proj.) (Trygg-Hansa insured), 7.20%, 5/1/11                      442,557
        960,000       Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14                                   982,992
        405,000     Chisago City Health Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.),
                      7.30%, 7/1/18                                                                        409,534
                    Dakota Cnty. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding (Walnut
                      Trails Apts. Proj.):
      1,700,000       Series 1995A (GNMA collateralized), 7.90%, 1/20/31 (4)                             1,907,009
        270,000       Series 1995C Subordinate, 9.00%, 1/20/15 (4)                                         269,457
                    Eden Prairie Multifamily Hsg. Rev. Refunding :
         60,000       Series 1990A (Welsh Parkway Apts. Ltd. Proj.)(FHA insured), 8.00%, 7/1/26             64,690
        700,000       Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                       747,278
      1,500,000       Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                     1,570,245
      1,505,000     Eagan Multifamily Rental Hsg. Refunding Rev. Series 1996 (Wescott Apts. Proj.)
                      (FHA insured), 6.00%, 12/1/27                                                      1,508,492
                    Hopkins Elderly Hsg. Rev. Refunding (St. Therese Southwest Proj.):
      1,600,000       Series 1994A (Asset Gty. insured), 6.25%, 3/1/14                                   1,627,216
        360,000       Series 1994B, 9.00%, 11/1/19                                                         381,233
      1,015,000     Hopkins Hsg. Facs. Rev. Refunding Series 1995 (Augustana Chapel View Homes Proj.),
                      7.00%, 12/1/15                                                                     1,003,277
        580,000     Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C
                      (Auburn Apts. Proj.), 8.00%, 6/20/31                                                 586,038
        450,000     Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.), 6.25%, 4/1/15   460,589
        500,000     Hutchinson Hsg. Facs. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12        516,895
        565,000     Minneapolis Multifamily Hsg. Rev. Series 1994 (Findley Place Townhomes Proj)
                      (Section 8), 7.00%, 12/1/16 (4)                                                      592,572
         75,000     Minneapolis Multifamily Rev. Series 1991 (Trinity Hsg. Proj.) (Section 8),
                      7.875%, 2/1/06                                                                        76,955
        350,000     Minneapolis/ St. Paul Hsg. Fin. Board Multifamily Rev. Series 1988 (Riverside
                      Place Proj.), (FHA insured) (GNMA collateralized), 8.20%, 12/20/18 (4)               368,442
                    MN HFA Multifamily Hsg. Dev. Rev.:
         45,000       Series 1977, 6.25%, 2/1/08                                                            45,516
        140,000       Series 1977, 6.375%, 2/1/20                                                          141,558
         25,000       Series 1988A, 7.70%, 8/1/08                                                           26,112
        135,000     MN HFA Rental Hsg. Rev. Refunding Series 1993E, 6.00%, 2/1/14                          136,184
                    Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.):
        890,000       7.00%, 6/1/04                                                                        914,270
      1,000,000       7.50%, 6/1/14                                                                      1,036,690
        525,000     Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier
                      Creek Proj.), 8.00%, 12/20/16                                                        551,061
        500,000     Monticello Senior Hsg. Rev. Series 1995 (Mississippi Shores Proj.), 7.25%, 7/1/16      503,880
        385,000     Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995,
                      6.50%, 6/1/02                                                                        386,040
        750,000     Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.)
                      (GNMA collateralized), 8.05%, 6/20/31                                                864,300
      2,500,000     Puerto Rico Housing Finance Corp. Rev. Multifamily Mtg. Portfolio Series 1990 A-I,
                      7.50%, 10/1/15                                                                     2,649,400
        325,000     Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.),
                      8.00%, 1/1/12                                                                        339,732
      1,000,000     Spring Lake Park Sr. Hsg. Rev. Series 1996 (Noah's Ark Affordable Hsg. Inc.),
                      7.25%, 9/1/16                                                                      1,002,290
        650,000     St. Louis Park Multifamily Hsg. Rev. Refunding Series 1995 (Knollwood Cmty.
                      Hsg. Proj.) (FHA insured), 6.15%, 12/1/16                                            656,208
        500,000     St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Refunding Series 1992 (Point of
                      St. Paul Proj.) (FNMA backed), 6.60%, 10/1/12                                        519,810
        200,000     St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Refunding Series 1995 (Sun Cliffe
                      Apts. Proj.) (GNMA collateralized), 5.875%, 7/1/15                                   200,878
        440,000     St. Paul Port Auth. Commercial Dev. Rev. Refunding Series 1990-1 (Fort Rd.
                      Med./ Irvine Pk. Proj.) (Asset Gty. insured), 7.50%, 9/1/02                          468,833
      1,055,000     Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                      (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                          1,094,457
                                                                                                        25,773,976
 MUNICIPAL LEASE RENTAL (1.1%)
        585,000     Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer Inc. Proj.),
                      9.00%, 4/1/10 (4)                                                                    648,086
        100,000     Rice Co. Certificates of Participation 1996A, 5.85%, 12/1/14                            99,526
                                                                                                           747,612
 SINGLE FAMILY MORTGAGE (17.3%)
        656,589     Brooklyn Center/Columbia Heights/Moorhead/Robbinsdale Econ. Dev. Auth. Residual
                      Interest Rev. Series 1992B (FNMA backed), 7.15%, 11/1/14                             674,133
                    Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
      1,000,000       Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                     1,052,360
        400,000       Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                 411,476
        795,000     Dakota/Wash./Stearns Cos. Hsg. & Redev. Auth. Single Family Rev. Refunding
                      Series 1994A (FNMA backed), 6.50%, 9/1/10 (4)                                        825,552
                    Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo):
        210,000       7.00%, 1/1/07                                                                        216,800
        500,000       7.10%, 1/1/20                                                                        514,485
      2,100,000     Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital
                      Appreciation Bonds, 7.00% Effective Yield on Purchase Date, 10/1/12                  712,194
         35,000     Minneapolis/ St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev. Series 1989A
                     (GNMA backed), 7.65%, 12/1/00 (4)                                                      36,561
                    MN HFA Single Family Mtg. Rev.:
        120,000       Series 1988D, 8.25%, 8/1/20 (4)                                                      126,078
         15,000       Series 1989B, 7.05%, 1/1/03                                                           15,871
         55,000       Series 1989B, 7.05%, 7/1/03                                                           58,193
         20,000       Series 1990A, 7.95%, 7/1/22 (4)                                                       21,140
        290,000       Series 1990C, 7.70%, 7/1/14                                                          306,342
        240,000       Series 1991A, 7.05%, 7/1/22 (4)                                                      249,278
        600,000       Series 1991A, 7.45%, 7/1/22 (4)                                                      628,506
      1,735,000       Series 1992B-1, 6.75%, 1/1/26 (4)                                                  1,786,668
         55,000       Series 1992G, 6.10%, 1/1/11                                                           55,538
      1,000,000       Series 1994F, 6.30%, 7/1/25                                                        1,023,800
         95,000       Series 1994K, 5.90%, 1/1/07                                                           96,042
        345,000       Series 1994L, 6.70%, 7/1/20 (4)                                                      355,740
        655,000     Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22   666,463
      3,800,000     Moorhead Single Family Mtg. Rev. Refunding Series 1992B Zero Coupon, 7.00%
                      Effective Yield on Purchase Date, 8/1/11                                           1,382,478
        670,000     St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995
                      (FNMA backed), 6.125%, 3/1/17                                                        688,713
        966,042     St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                      Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                   337,719
                                                                                                        12,242,130
 OTHER REVENUE BONDS (9.8%)
      1,500,000     Commissioner of Iron Range Resources and Rehabilitation Gross Rev. Bonds
                      Series 1996 (Giants Ridge Rec. Area Proj.), 7.25%, 10/1/11                         1,505,490
        640,000     Minneapolis Cmty. Dev. Agy. Common Bond Fund, Series 1995-1, 6.625%, 12/1/09 (4)       658,733
      3,000,000     St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (FSA insured)
                      (Civic Center Proj.), 7.10%, 11/1/23                                               3,525,510
      1,245,000     St. Paul Recreational Facs. Gross Rev. Series 1996D 5.875%, 6/1/18                   1,248,975
                                                                                                         6,938,708

 Total municipal bonds (cost:  $66,502,566)                                                             67,996,344

 SHORT-TERM SECURITIES (2.1%)
      1,500,000     University of Minnesota Regents, 3.35%, 10/2/96                                      1,500,000
                      (cost:  $1,500,000)

 Total investments in securities (cost:  $68,002,566) (6)                                              $69,496,344

See accompanying notes to portfolios of investments on page 35.




SIT TAX-FREE INCOME FUND REVIEW

SEPTEMBER 30, 1996

[PHOTO]

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
   PORTFOLIO MANAGER

     Long term municipal bond yields decreased slightly during the six month period, as reflected in the yield of the Bond Buyer 40-Bond Revenue Index which decreased from 5.96% to 5.89% and remained within a narrow range between 6.22% and 5.80%. During the period the Fund's per share net asset value ranged between $9.78 and $9.98. The Fund provided shareholders a six month return of +3.72%, compared to +2.19% for the Lehman 5-Year Municipal Index. The Fund's 12-month return of +6.78% continues to rank among the top 15% of 230 funds in its category. While the Fund's quarterly return of +2.27% was comparable to the average for the Lipper General Municipal Fund universe, the Fund's ability to provide high income and stability of principal is highlighted in its attractive longer term returns.

     Fund assets increased from $279.8 million to $294.9 million during the last six months. The Fund's implied duration, which we began reporting in June, increased from 3.8 years to 4.1 years during the most recent quarter as the Fund has continued to focus on purchasing securities with greater call protection. Since March 31, 1996, the Fund's weighting in multifamily housing bonds has increased. Two bond issues held by the Fund were prerefunded, thus resulting in decreased weightings in the health care sector and in lease bonds, and an increase in AAA-rated securities. Within BBB-rated holdings, which decreased slightly, selected health care issues were sold as their yields declined relative to other sectors and proceeds were reinvested in multifamily housing bonds. Other significant shifts included decreases in single family housing bonds, and in industrial revenue bonds. The Fund's performance continues to benefit from security selection, particularly within the housing sector.

     The relative valuation of municipal bonds has returned to more normal levels as the tax-exempt market has recovered from the negative impact of last year's threat of a flat tax. In the months ahead, we expect that municipal bond yields will continue to follow the trading range of taxable yields as we continue to see mixed indications on the strength of the economy. Within this environment, we intend to take advantage of opportunities to reduce BBB-rated credits as yield spreads narrow. We remain focused on finding investments that help meet the Fund's dual objectives of high income and stability of principal.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in investment-grade municipal securities.

     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase.


                               PORTFOLIO SUMMARY

          Net Asset Value  9/30/96:     $9.96 Per Share
                           3/31/96:     $9.88 Per Share

                  Total Net Assets:   $294.86 Million

                  30-Day SEC Yield:      5.65%

              Tax Equivalent Yield:      9.35% (1)

        12-Month Distribution Rate:      5.67%

                  Average Maturity:     16.6 Years

   Duration to Estimated Avg. Life:      6.3 Years (2)

                  Implied Duration:      4.1 Years (2)

(1) For individuals in the 39.6% federal tax bracket.
(2) See page 17.


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                                  [BAR CHART]

        Multifamily Mortgage Revenue        32.0

        Hospital/Health Care Revenue        20.2

      Single Family Mortgage Revenue        15.9

Industrial Revenue/Pollution Control         6.4

                       Other Revenue         6.3

                      Transportation         5.0

     Escrowed to Maturity/Pre-Refund         3.6

                   Public Facilities         2.8

                       Miscellaneous         2.4

              Municipal Lease Rental         1.1

                   Sales Tax Revenue         1.0

          Other Assets & Liabilities         3.3

                          AVERAGE ANNUAL TOTAL RETURNS*                      CUMULATIVE TOTAL RETURNS*

                                  Lipper           Lehman                             Lipper         Lehman
                Tax-Free       General Muni.    5-Year Muni.        Tax-Free       General Muni.  5-Year Muni.
               Income Fund    Bond Fund Avg.     Bond Index        Income Fund    Bond Fund Avg.   Bond Index
3 Months           2.27%           2.27%             1.65%            2.27%            2.27%          1.65%
   (unannualized)
1 Year             6.78            5.61              4.30             6.78             5.61           4.30
3 Years            5.49            3.72              4.46            17.40            11.59          14.00
5 Years            7.12            6.97              6.39            41.03            40.04          36.31
Inception          7.53            7.72              7.15            78.87            81.40          73.80
  (9/29/88)

* As of 9/30/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.



                                GROWTH OF $10,000

                             [PLOT POINTS OMITTED]

The sum of $10,000 invested at inception (9/29/88) and held until 9/30/96 would have grown to $17,887 in the Fund or $17,380 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS
                            (% of total net assets)

          LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.


                                   [PIE CHART]

                                        A    35.2%
                                       AA     9.5%
                                      AAA    11.4%
               Other Assets & Liabilities     3.3%
                                       BB     0.5%
                                      BBB    40.1%

                         Total number of holdings: 218





SIT TAX-FREE INCOME FUND

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1996 (UNAUDITIED)

QUANTITY            NAME OF ISSUER                                                                 MARKET VALUE(1)
MUNICIPAL BONDS (96.7%) (2)
    ALASKA (0.1%)
        350,000     AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A,
                      5.60%, 4/1/03                                                                    $   355,079
    ARIZONA (3.3%)
                    AZ Hlth. Fac. Auth. Hosp. System Refunding Rev. Series 1991 (Phoenix Mem. Hosp.):
      1,120,000       8.00%, 6/1/06                                                                      1,210,485
      1,500,000       8.125%, 6/1/12                                                                     1,612,935
        770,000       8.20%, 6/1/21                                                                        828,659
                    Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev.:
      3,000,000       Series 1995A, 6.50%, 10/1/25                                                       3,068,610
        575,000       Series 1995B, 7.15%, 10/1/25                                                         576,300
      1,400,000     Senior Series 1996A (Advantage Pt. Arrowood Village), 6.50%, 7/1/16                  1,420,510
      1,070,000     Valley HDC Phoenix Hsg. Rev. 1979 (Roosevelt Plaza) (Section 8), 8.00%, 10/1/20      1,091,732
                                                                                                         9,809,231
    ARKANSAS (1.9%)
                    Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding:
        191,488       Series 1993B, 7.75%, 8/1/11                                                          203,437
        393,038       Series 1993-A2 (FNMA backed), 7.90%, 8/1/11                                          421,400
        293,863     Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B,
                      7.75%, 1/1/11                                                                        314,049
        303,848     Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B,
                      7.375%, 4/1/11                                                                       324,764
      2,100,000     Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09     2,259,222
      1,905,000     Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992,
                      7.875%, 3/1/11                                                                     2,022,462
                                                                                                         5,545,334
    CALIFORNIA (3.9%)
      1,200,000     Bell  Cmnty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.),
                      6.40%, 10/1/15                                                                     1,211,316
      1,000,000     Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A
                      (Bayfront-Town Center Redev. Proj.), 7.625%, 9/1/24                                1,115,350
                    Foothill / Eastern Transportation Corridor Agy. Toll Rd. Rev Series 1995A Sr. Lien:
      2,000,000       Zero Coupon Convertible Bond, 6.10% Effective Yield on Purchase Date, 1/1/07       1,244,000
      5,000,000       Zero Coupon Convertible Bond, 7.10% Effective Yield on Purchase Date, 1/1/11       3,096,700
      2,000,000     Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp.), 8.00%, 1/1/12       2,302,880
      1,505,000     Sacramento Public Television Fac. Rev. 1989 Series A (KVIE inc.) (LOC
                      Wells Fargo & Co.), 7.50%, 7/1/20                                                  1,579,197
        990,000     Upland Hsg. Auth. Multifamily Rev. 1990 Issue A, 7.85%, 7/1/20                       1,027,818
                                                                                                        11,577,261
    COLORADO (6.0%)
      1,000,000     Adams Co. HA Mtg. Rev. Series 1996 (Village of Greenbriar Proj.), 6.75%, 7/1/21        971,790
                    Arapahoe Co. Cap. Improvement Tr. Fund Highway Rev. (E-470 Project) Senior
                      Capital Appreciation Zero Coupon:
      2,000,000       7.08% Effective Yield on Purchase Date, 8/31/04                                    1,228,660
      2,500,000       7.13% Effective Yield on Purchase Date, 8/31/05                                    1,431,725
     18,495,000       7.40% Effective Yield on Purchase Date, 8/31/09                                    7,942,123
      1,250,000     Aurora Single Family Mtg. Rev. Refunding Series 1993B, 7.50%, 5/1/11                 1,292,738
      2,000,000     CO HFA Single Family Program Senior Series 1996 B-2, 7.45%, 11/1/27                  2,221,120
        365,000     LaPlata Co. Southwestern CO Single Family Mtg. Participation Rev. Refunding 1991
                      Series A, 7.375%, 9/1/11                                                             383,725
        510,000     Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                544,935
        470,000     Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                     506,604
      1,195,000     Westminster Multifamily Hsg. Rev. Refunding Series 1992 (Ironwood at the
                      Ranch Proj.), 7.45%, 12/1/10                                                       1,237,028
                                                                                                        17,760,448
    CONNECTICUT (0.4%)
      1,000,000     CT Hlth. & Educ. Fac. Auth. Rev. Series 1990C (St. Mary's Hosp.) 7.375%, 7/1/20      1,034,670

    DELAWARE (0.4%)
     16,825,000     DE EDA Multifamily Rev. 1985 (GNMA collateralized) (Valley Stream Apts. Proj.)
                      Zero Coupon, 8.10% Effective Yield on Purchase Date, 12/20/27                      1,209,381

    DISTRICT OF COLUMBIA (0.5%)
      1,500,000     District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                      insured) (Chastleton Dev.), 6.95%, 7/1/27                                          1,556,085
    FLORIDA (0.5%)
        295,000     Brevard Co. HFA Single Family Mtg. Rev. Refunding Series 1993 Zero Coupon, 7.38%
                      Effective Yield on Purchase Date, 5/20/12                                             95,067
     10,055,000     FL HFA Residential Mtg. Rev. 1983 Series Zero Coupon, 9.90% Effective
                      Yield on Purchase Date, 11/1/16                                                    1,449,730
                                                                                                         1,544,797
    GEORGIA (1.3%)
        800,000     Cobb Co. Hsg. Auth. Multifamily Rev. Refunding Series 1992A  (Signature
                      Place Project), 6.875%, 10/1/17                                                      823,512
                    Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
      1,700,000       Senior Series 1996A, 6.375%, 1/1/11                                                1,726,673
      1,370,000       Subordinate Series 1996C, 7.25%, 1/1/26                                            1,280,498
                                                                                                         3,830,683
    HAWAII (0.4%)
      1,250,000     Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)
                      (MBIA insured), 6.80%, 7/1/28                                                      1,299,388

    ILLINOIS (14.4%)
      1,000,000     Alton (Madison Co.) Hosp. Fac. Rev. Refunding Series 1996 (Saint
                      Anthony's Hlth. Ctr.), 5.875%, 9/1/06                                                987,250
      2,745,000     Chicago Metropolitan Hsg. Dev. Corp. Mtg. Rev. Refunding Series 1992A
                      (FHA insured) (Section 8), 6.70%, 7/1/12                                           2,829,821
      5,065,000     Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon,
                      7.30% Effective Yield on Purchase Date, 10/1/09                                    2,052,237
      2,000,000     Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury
                      Inn-Collinsville Proj.)
                      Series 1993, 6.00%, 11/1/04                                                        2,019,240
                    Edwardsville Elderly Hsg. Corp. 1978 (Section 8):
         50,000       7.75%, 6/1/97                                                                         50,150
         60,000       7.75%, 6/1/99                                                                         60,180
         65,000       7.75%, 6/1/00                                                                         65,195
         75,000       7.75%, 6/1/02                                                                         75,225
         85,000       7.75%, 6/1/04                                                                         85,255
         95,000       7.75%, 6/1/05                                                                         95,285
        110,000       7.75%, 6/1/07                                                                        110,330
      1,000,000     IL DFA Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Schaumberg Proj.) (NWNL),
                      7.125%, 9/15/12                                                                    1,016,010
      1,790,000     IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)
                      (Section 8), 6.65%, 10/1/09                                                        1,868,760
      3,000,000     IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20      3,118,230
                    IL HDA Multifamily Hsg. Rev.:
                      Refunding 1992 Series A (Section 8):
      2,150,000          6.65%, 7/1/04                                                                   2,292,954
      1,495,000          7.00%, 7/1/10                                                                   1,578,840
                      Refunding 1991 Series C (Section 8):
        260,000          7.35%, 7/1/11                                                                     276,887
        100,000          7.40%, 7/1/23                                                                     105,623
      1,090,000     IL HDA Res. Mtg. 1987 Series A, 7.00%, 8/1/17                                        1,128,433
                    IL Hlth. Fac. Auth. Rev.:
                      Refunding Series 1993 (Lutheran Social Svcs. IL):
        610,000          5.70%, 8/15/00                                                                    601,643
        475,000          5.80%, 8/15/01                                                                    466,288
        525,000          6.00%, 8/15/03                                                                    506,362
        545,000          6.10%, 8/15/04                                                                    523,581
      1,250,000          6.125%, 8/15/20                                                                 1,120,275
        850,000       Refunding Series 1992 (Mercy Ctr. for Hlth. Care Svcs.), 6.625%, 10/1/12             854,395
      5,740,000       Refunding Series 1992 (Galesburg Cottage Hosp.) (Asset Guaranty insured),
                        6.25%, 5/1/11                                                                    5,850,552
      1,000,000       Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11       994,120
      1,000,000       Refunding Series 1994 (Friendship Village Schamburg), 6.25%, 12/1/04               1,040,850
                      Refunding Series 1994 (St. Elizabeth's Hosp. of Chicago, Inc.):
      2,160,000          7.25%, 7/1/05                                                                   2,274,329
      1,000,000          7.625%, 7/1/10                                                                  1,068,480
      2,500,000     Metropolitan Pier & Exposition Auth. McCormick Place Convention Complex
                      Hospitality Fac. Rev. Series 1996A, 6.25%, 7/1/17                                  2,508,775
        540,000     Rochelle Water & Sewer Rev. Refunding Series 1992, 7.15%, 5/1/14                       584,053
      2,000,000     Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA Collateralized)
                      (Waterbury Apts.)  (FHA insured), 7.00%, 1/1/25                                    2,133,880
      1,140,000     Springfield Community Improvement Rev. 1985 (Garden Court Proj. - FHA insured)
                      (Section 8) (MBIA insured), 10.50%, 4/1/26                                         1,288,177
      1,445,000     Urbana Res. Mtg. Rev. Refunding 1991 Series B Zero Coupon, 7.39% Effective
                      Yield on Purchase Date, 3/1/07                                                       681,823
                                                                                                        42,313,488
    INDIANA (8.5%)
      1,000,000     East Chicago Multi School Bldg. Corp. First Mtg. Series 1996, 6.50%, 1/15/16         1,043,430
      1,800,000     Elkhart Co. Hosp. Auth. Rev. Series 1992 (Goshen Hosp. Proj.), 7.25%, 7/1/05         1,913,904
      2,165,000     Elkhart HFC Multifamily Mtg. Rev. Series 1996A (Section 8 Assisted
                      Proj.) (Stratford Commons), 6.00%, 11/1/10                                         2,170,239
      1,095,000     IN Bond Bank Special Prgm. Series 1993B (Gary Sanitary Dist.), 6.15%, 2/1/08         1,139,019
                    IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
        515,000       6.45%, 10/1/04                                                                       539,545
        250,000       6.50%, 10/1/05                                                                       262,382
        305,000       6.60%, 10/1/06                                                                       318,859
        350,000       6.75%, 10/1/08                                                                       368,077
      1,000,000       6.85%, 10/1/18                                                                     1,038,610
                    IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                      Series 1991 (Jackson Co. Schneck Mem. Hosp. Proj.):
      1,200,000          7.50%, 2/15/05                                                                  1,293,156
      1,000,000          7.50%, 2/15/22                                                                  1,050,170
                      Series 1992 (Fayette Mem. Hosp. Proj.):
        250,000          7.00%, 10/1/02                                                                    261,080
        295,000          7.10%, 10/1/03                                                                    310,119
        315,000          7.20%, 10/1/04                                                                    335,516
        340,000          7.25%, 10/1/05                                                                    360,784
        365,000          7.25%, 10/1/06                                                                    385,666
        390,000          7.30%, 10/1/07                                                                    411,540
        420,000          7.30%, 10/1/08                                                                    441,323
                      Series 1992 (Floyd Mem. Hosp. Proj.):
        460,000          6.75%, 2/15/06                                                                    488,713
        595,000          6.80%, 2/15/07                                                                    630,242
      2,000,000       Series 1992 (Mem. Hosp. & Hlth. Care Ctr. Proj.), 7.35%, 3/1/12                    2,101,420
        830,000     IN HFA  Home Mtg. Prog. 1990 Series F1 (GNMA collateralized), 7.50%, 1/1/16            878,970
      2,750,000     Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                      Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                     2,891,625
                    Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
      2,000,000       Senior Series 1996A, 6.50%, 7/1/16                                                 2,011,160
      1,365,000       Subordinate Series 1996C, 7.125%, 7/1/26                                           1,374,500
        935,000     Marion HC Mtg. Rev. Refunding Series 1994 (Hilltop Towers Project) (Section 8),
                      6.90%, 10/1/10                                                                       975,336
                                                                                                        24,995,385
    IOWA (1.8%)
      1,500,000     IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University
                      Civic Ctr. Court Assn. Proj.), 7.40%, 3/1/17                                       1,612,920
      1,500,000     Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.),
                      6.00%, 10/1/10                                                                     1,449,480
                    Polk Co. Hlth. Svcs. Residential Care Fac. Rev. Series 1991:
        460,000       7.25%, 2/1/06                                                                        498,649
      1,500,000       7.50%, 2/1/16                                                                      1,640,325
                                                                                                         5,201,374
    KANSAS (0.5%)
        380,000     Geary Co. Single Family Mtg. Rev. 1980 (FGIC insured), 10.75%, 4/1/12                  399,676
      5,455,000     Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective
                      Yield on Purchase Date, 11/1/14                                                      763,918
      2,170,000     Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized)
                      Zero Coupon, 7.56% Effective Yield on Purchase Date, 2/1/23                          323,417
                                                                                                         1,487,011
    KENTUCKY (0.9%)
      1,500,000     Jefferson Co. First Mtg. Rev. Series 1994 (Christian Church Homes Proj.),
                      6.00%, 11/15/09                                                                    1,480,200
      1,200,000     KY DFA Hosp. Rev. Series 1989 (Sisters of Charity of Nazareth Hlth. Corp.)
                      (BIG insured), 6.25%, 11/1/19                                                      1,221,420
                                                                                                         2,701,620
    LOUISIANA (4.8%)
        715,000     Calcasieu Parish Industrial Dev. Rev. 1975 (Cities Service Co. Proj.),
                      7.80%, 12/1/05                                                                       717,560
        535,000     Calcasieu Parish Public Trust Auth. Mtg. Rev. Refunding 1992 Series B,
                      6.875%, 11/1/12                                                                      561,654
      5,650,000     Denham Springs/Livingston Hsg. & Mtg. Fin. Auth. Residual Rev. Series 1992C
                      Zero Coupon, 7.65% Effective Yield on Purchase Date, 7/10/14                       1,506,120
      4,000,000     Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero
                      Coupon, 7.60% Effective Yield on Purchase Date, 7/10/14                            1,101,840
      1,665,000     LA HFA Residual Lien Refunding Mtg. Rev. Series 1992, 7.375%, 9/1/13                 1,722,542
        399,770     LA PFA Single Family Mtg. Purchase Rev. Series 1992 (Lafayette PTFA Mtg.
                      Acquisition), 7.50%, 10/1/15                                                         424,428
                    LA PFA Rev. Multifamily Hsg. Rev.:
      1,290,000       Series 1991 (Volunteers of America Natl. Hsg. Corp.) (Asset Guaranty insured),
                        7.25%, 11/1/04                                                                   1,396,502
      3,000,000       Series 1991 (Volunteers of America Natl. Hsg. Corp.) (Asset Guaranty insured),
                        7.75%, 11/1/16                                                                   3,211,380
        735,000       Series Sr. Lien 1994A (VOA Willows Affordable Hsg. Corp.), 7.00%, 6/1/24             769,214
      1,000,000     Monroe - McKeen Plaza Hsg. Dev. Corp. Multifamily Hsg. Rev. Refunding Series
                      1994A (Murray Plaza Apts.) (Section 8), 6.80%, 2/1/12                              1,038,360
      1,550,000     Orleans Levee Dist. Improvement Serial and Term Receipts Series 1995A
                      (FSA insured), 5.95%, 11/1/14                                                      1,576,722
                                                                                                        14,026,322
    MAINE (0.1%)
        250,000     ME HA Mtg. Purchase 1987 Series A-2, 7.65%, 11/15/15                                   258,780

    MASSACHUSETTS (2.4%)
                    MA Hlth. & Educ. Fac. Auth. Rev.:
        655,000       Series 1982 (Malden Hosp.) (FHA insured), 9.50%, 8/1/08                              656,919
      1,850,000       Series 1990B (Goddard Mem. Hosp.), 9.00%, 7/1/15                                   2,151,624
      2,980,000       Series 1990B Prerefunded (Goddard Mem. Hosp.), 9.00%, 7/1/15                       3,298,562
      1,000,000       Series 1991C (New England Deaconess Hosp.), 7.20%, 4/1/22                          1,071,890
                                                                                                         7,178,995
    MICHIGAN (5.6%)
      1,305,000     Detroit Econ. Dev. Corp. Limited Obligation Rev. Refunding Series 1992
                      (E.H. Associates Ltd. Partnership Proj.), 7.00%, 6/1/12                            1,374,243
      4,500,000     MI HDA Rental Hsg. Rev. Series 1992A, 6.60%, 4/1/12                                  4,649,400
      1,300,000     Romulus Econ. Dev. Corp. Ltd. Obligation Rev. Refunding Series 1992 Escrowed to
                      Maturity (Romulus HIR Ltd. Partnership Proj.) (ITT Lyndon), 7.00%, 11/1/15         1,444,729
      4,000,000     Saginaw Hosp. Fin. Auth. Rev. Refunding Series 1989 (Saginaw Gen. Hosp.),
                      7.625%, 10/1/19                                                                    4,235,600
      1,675,000     Tri City Village Hsg. Corp. Mtg. Refunding Multifamily Tri City Apts. Series
                      1992A (Section 8) (FNMA backed), 7.75%, 8/15/23                                    1,824,879
      2,750,000     Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                      (Lincoln Natl. Corp.), 6.75%, 10/1/12                                              2,884,007
                                                                                                        16,412,858
    MINNESOTA (1.8%)
        740,000     Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)
                      (Section 8), 6.375%,4/1/20                                                           755,348
      4,560,480     Moorhead Single Family Mtg. Rev. Refunding Series 1992B (FNMA backed),
                       Zero Coupon, 7.00% Effective Yield on Purchase Date, 8/1/11                       1,659,148
      2,500,000     Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                      (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                           2,881,000
                                                                                                         5,295,496
    MISSISSIPPI (0.7%)
      5,750,000     MS Home Corp. Residual Rev. Series 1992-II Zero Coupon, 7.38% Effective Yield
                      on Purchase Date, 4/15/12                                                          1,938,268
    MISSOURI (0.1%)
        235,000     MO HDC Single Family Mtg. Rev. Series 1985, 9.25%, 4/1/05                              243,538
         70,000     St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 9.75%, 4/1/10         71,995
                                                                                                           315,533
    NEVADA (2.3%)
      1,475,000     Humboldt General Hosp. Dist. Series 1993, 6.125%, 6/1/13                             1,446,945
                    Reno Redev. Agency Subordinate Tax Allocation and Revenue Refunding Series 1995A:
        400,000       6.00%, 6/1/08                                                                        392,732
      1,000,000       6.10%, 6/1/11                                                                        980,930
      1,000,000       6.125%, 6/1/12                                                                       977,760
      3,000,000     Reno-Sparks Indian Colony Public Fac. Fin. Auth. Sales & Excise Tax Rev.
                      Series 1995A, 7.50%, 7/1/07                                                        3,072,330
                                                                                                         6,870,697

    NEW HAMPSHIRE (0.4%)
        540,000     NH Higher Educ. & Hlth. Fac. Auth. Series 1991 (St. Joseph's Hosp.), 7.25%, 1/1/02     577,471
      3,480,000     NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                      Purchase Date, 1/1/14                                                                529,900
                                                                                                         1,107,371
    NEW MEXICO (0.5%)
        500,000     Farmington Pollution Control. Rev., Series 1978 (Public Service Co. New Mexico)
                      (MBIA insured), 6.00%, 3/1/08                                                        500,180
        779,000     Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                     840,003
                                                                                                         1,340,183
    NEW YORK (1.6%)
      3,000,000     New York City Hsg. Dev. Corp. Multifamily Hsg. Rev. Series 1993B (FHA insured)
                      (Section 8), 5.85%, 5/1/26                                                         2,937,870
      1,580,000     NY State Mtg. Agy. Homeowner Mtg. Rev. 1994 Series 43 (MBIA insured), 6.45%,
                      10/1/17 1,648,193                                                                  4,586,063

    NORTH DAKOTA (2.4%)
      1,950,000     Oliver Co. Pollution Control Rev. Series 1976 (Sq. Butte Elec. Coop. Proj.),
                      7.00%, 12/31/10                                                                    1,959,379
                    Ward Co. Hlth. Care Fac. Rev.:
      1,490,000       Series 1994 (St. Joseph Hosp.), 8.00%, 11/15/04                                    1,566,184
      2,000,000       Series 1994 (St. Joseph Hosp.), 8.875%, 11/15/14                                   2,161,840
      1,400,000       Series 1991A (St. Joseph Hosp.), 7.50%, 11/1/15                                    1,424,486
                                                                                                         7,111,889
    OHIO (0.8%)
      2,055,000     Cleveland Parking Fac. Imprv. Rev. Series 1992 Prerefunded, 7.60%, 9/15/03           2,379,875

    OKLAHOMA (2.5%)
      1,555,000     Cleveland Co. Home Loan Auth. Single Family Mtg. Rev. Refunding Series 1991,
                      8.00%, 8/1/12                                                                      1,656,806
                    Midwest City Mem. Hosp. Auth. Hosp. Rev. Series 1992:
        115,000       Prerefunded, 7.25%, 4/1/06                                                           128,948
        365,000       Prerefunded, 8.75%, 4/1/03                                                           434,923
        325,000       Escrowed to Maturity, 10.00%, 4/1/01                                                 389,799
        345,000       Escrowed to Maturity, 10.00%, 4/1/02                                                 425,599
      2,000,000     Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured)
                      Zero Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                          675,300
        340,000     Muskogee Co. Industrial Pollution Rev. Series 1987A (Oklahoma G&E Proj.),
                      7.00%, 3/1/17                                                                        349,527
        625,000     Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%,
                      3/1/11                                                                               669,425
      2,540,000     Tulsa Public Facilities Auth. Recreational Facs. Rev. Series 1985, 6.20%, 11/1/12    2,562,631
                                                                                                         7,292,958
    PENNSYLVANIA (6.4%)
                    Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
        600,000       5.95%, 5/15/06                                                                       596,484
        715,000       6.15%, 5/15/08                                                                       710,839
        710,000       6.25%, 5/15/09                                                                       709,936
      4,030,000     Mercer Co. Industrial Dev. Auth. Rev. Refunding Series 1991 (FHA insured)
                      (Hillcrest Nursing Industrial Ctr. Proj.) Zero Coupon, 6.85% Effective
                      Yield on Purchase Date, 1/15/13                                                    1,253,088
      6,000,000     Montgomery Co. Industrial Dev. Auth. Resource Recovery Rev. Series 1989
                      (LOC Banque Paribas), 7.50%, 1/1/12                                                6,419,220
      2,240,000     Montgomery Co. Redev. Auth. Multifamily Hsg. Rev. 1993 Series A (KBF Assoc. L.P.),
                      6.375%, 7/1/12                                                                     2,218,899
                    Pittsburgh Urban Redev. Auth. (Center Triangle Tax Increment Fin. District)
                      (LOC PNC Bank):
      3,000,000       Series 1995A, 6.00%, 12/1/11                                                       2,993,790
      2,100,000       Series 1995B, 6.25%, 3/15/15                                                       2,101,407
                    Sharon Regional Hlth. Sys. Auth. Hosp. Rev. Refunding (Sharon Regional Hlth.
                      Sys. Proj.) Series 1993A:
        705,000          6.40%, 12/1/00                                                                    730,944
        255,000          6.50%, 12/1/01                                                                    265,850
        800,000          6.60%, 12/1/02                                                                    834,816
                                                                                                        18,835,273
    SOUTH CAROLINA (0.5%)
      1,455,000     Myrtle Beach PFC Certificates of Participation Series 1992 (Myrtle Beach
                      Convention Ctr. Proj.), 6.75%, 7/1/02                                              1,539,826

    SOUTH DAKOTA (0.7%)
      2,000,000     SD HDA Multifamily Hsg. Rev. 1992 Series B (Section 8), 7.00%, 4/1/12                2,099,720

    TENNESSEE (2.5%)
      1,675,000     Metro. Govt. of Nashville & Davison Cos. TN Industrial Dev. Board Rev. Refunding
                      Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27           1,767,912
                    Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
                      (Eastwood Park Apts. Proj.):
      1,000,000          Senior Series 1995 A2, 6.40%, 9/1/25                                            1,004,840
        425,000          Subordinate Series 1995C, 7.50%, 9/1/25                                           429,692
                      (Raleigh Forest & Sherwood Apts. Proj.):
      2,885,000          Senior Series 1996A, 6.60%, 1/1/26                                              2,914,283
        800,000          Subordinate Series 1996C, 7.25%, 1/1/26                                           810,920
        830,000     TN HDA Homeownership Program Series 1991 Issue U, 7.35%, 7/1/11                        876,380
                                                                                                         7,804,027
    TEXAS (12.5%)
      2,360,000     Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11            2,557,013
                    Beaumont Hsg. Auth. Multifamily Mtg. Rev. Series 1993A (Section 8):
      1,365,000       6.65%, 11/1/07                                                                     1,423,968
        650,000       6.75%, 11/1/10                                                                       670,078
      1,765,000     Bexar Co. HFC Residual Rev. Series 1993 Zero Coupon, 6.50% Effective Yield on
                      Purchase Date, 3/1/15                                                                555,993
        365,000     Brazos Co. HFC Single Family Mtg. Rev. 1985 (MBIA insured) Zero Coupon,
                      10.55% Effective Yield on Purchase Date, 9/1/11                                       79,176
      1,800,000     Cleveland Ind. School Dist. Public Fac. Corp. Lease Rev. Series 1996,
                      6.10%, 2/15/11                                                                     1,791,342
                    Dallas Hsg. Corp. Capital Program Revenue Bonds:
      1,715,000       Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                   1,769,863
      1,700,000       Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                         1,752,479
      1,000,000     Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                      1,069,140
      3,000,000     Denison Hospital Auth. Rev. Refunding Series 1986 (Texoma Med. Ctr. Proj.),
                      8.00%, 9/1/16                                                                      3,064,110
         50,000     Ft. Worth HFC Home Mtg. Rev. Refunding 1991, 8.50%, 10/1/11                             54,560
        580,000     Harris Co. HFC Single Family Mtg. Rev. Series 1983A, 10.125%, 7/15/03                  581,317
      1,735,000     Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park
                      Ridge Place & Quail Creek), 7.75%, 1/1/22                                          1,790,208
      3,250,000     Midland Co. Hosp. Dist. Hosp. Rev. Series 1992 Zero Coupon 7.61% Effective
                      Yield on Purchase Date, 6/1/07                                                     1,685,417
                    Midland HFC Single Family Mtg. Rev. Refunding:
        564,405       Series 1992 B-2, 8.15%, 12/1/11                                                      602,762
        766,859       Series 1992 A-2, 8.45%, 12/1/11                                                      821,973
      1,021,700       Series 1992, 9.00%, 9/1/01                                                         1,083,288
                    Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1996A (Christian
                      Care Ctrs. Proj.):
      1,000,000       6.30%, 2/15/12                                                                       983,980
      1,000,000       6.40%, 2/15/16                                                                       981,960
      3,000,000     Northeast Hosp. Authority Rev. Series 1993B (NE Med. Ctr. Hosp.), 7.25%, 7/1/22      3,117,300
      1,881,615     Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2,
                      8.125%, 11/1/11                                                                    2,017,073
        650,000     San Marcos HA Multifamily Mtg. Rev. Series 1993A (FHA insured) (Section 8),
                      5.80%, 11/1/10                                                                       638,319
                    Southeast TX HFC Residual Revenue:
      1,555,000       Series 1995A Zero Coupon, 6.50% Effective Yield on Purchase Date, 11/1/14            506,308
      3,000,000       Series 1992A Zero Coupon, 7.63% Effective Yield on Purchase Date, 9/1/17             638,670
        950,000     TX HA Single Family Mtg. Refunding Series 1991A, 7.00%, 3/1/05                       1,001,994
      3,670,000     TX Dept. Hsg. & Cmnty. Affairs Single Family Rev. Refunding Junior Lien
                      Series 1994A Zero Coupon 6.93% Effective Yield on Purchase Date, 3/1/15            1,068,704
      1,500,000     TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev. Senior Series 1996A
                      (Dallas - Ft. Worth Apt. Pool Proj.), 6.50%, 7/1/16                                1,508,370
      3,000,000     Washington Co. Hlth. Fac. Dev. Corp. Rev. 1994 (Lutheran Soc. Svcs.),
                      7.50%, 8/15/15                                                                     3,068,190
                                                                                                        36,883,555
    WASHINGTON (1.7%)
                    WA HFC Nonprofit Housing Revenue:
      2,500,000       Series 1993 (CRISTA Shores Proj.)(LOC US Bk. Wash.), 6.20%, 7/1/14                 2,521,625
      1,000,000       Series 1995A (Judson Park Project)(LOC US Bk. Wash.), 6.90%, 7/1/16                1,042,630
      1,390,000       Series 1996A (Presbyterian Ministries) (LOC US Bk. Wash.), 6.85%, 7/1/21           1,411,100
                                                                                                         4,975,355
    WEST VIRGINIA (1.1%)
         60,000     Berkeley, Brooke & Fayette Cos., etc. (21 Municipalities) Single Family Mtg.
                      1984 Series A, (MBIA insured), 10.125%, 9/1/10                                        62,991
      5,435,000     Huntington Res. Mtg. Rev. Refunding Series 1991 Zero Coupon Escrowed to Maturity,
                      7.37% Effective Yield on Purchase Date, 9/1/12                                     1,951,111
      2,000,000     Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on
                      Purchase Date, 7/10/14                                                               547,000
      3,000,000     Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on
                      Purchase Date, 7/10/14                                                               824,280
                                                                                                         3,385,382
    WISCONSIN (0.5%)
      1,300,000     WI HEDA Hsg. Rev. Series 1992A (Section 8), 6.85%, 11/1/12                           1,356,290

Total municipal bonds (cost:  $277,591,568)                                                            285,215,951

SHORT-TERM SECURITIES (3.5%)
      9,235,385     Tax-Exempt Cash Management Fund, 3.58%                                               9,235,385
      1,071,066     Tax-Exempt Cash Management Fund, 3.56%                                               1,071,066

Total short-term securities (cost:  $10,306,451)                                                        10,306,451

Total investments in securities (cost:  $287,898,019) (6)                                             $295,522,402


See accompanying notes to portfolios of investments on page 35.



SIT U.S. GOVERNMENT SECURITIES FUND REVIEW

SEPTEMBER 30, 1996


[PHOTO]

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
BRYCE A, DOTY, CFA
   PORTFOLIO MANAGER


     The Sit U.S. Government Securities Fund provided investors a +2.36% total return for the six months and a +5.83% return for the 12 months ended September 30, 1996. The Fund ranked #1 out of 173 funds within the Lipper U.S. Government Bond Fund universe for its 12 month return. The Fund also ranked #1 out of 110 funds for its cumulative 3-year return of +18.08% for the period ended September 30, 1996 within the same universe. In addition, Morningstar, a nationally recognized firm which evaluates mutual funds, recently reviewed 181 government bond funds. They ranked the Fund #1 for having the lowest risk and ranked the Fund #2 for its risk and return characteristics for the five years ended September 30, 1996. The Fund's continued recognition for its competitive and stable performance has resulted in steady asset growth. The Fund's net assets have grown from $52.45 million as of March 31, 1996 to $55.11 million as of September 30, 1996.

     The Fund has achieved its superior results by continuing to focus on securities that provide a high level of income and relative price stability. The Fund's holdings in seasoned, high coupon mortgage pass-through securities provided the highest income return compared to the other market sectors in which the Fund invests. The Fund also invests in collateralized mortgage obligations (CMO's) that provide attractive levels of income. The Fund's U.S. Treasury holdings provide the lowest levels of income and typically consist of less than 20% of the portfolio's assets.

     Conflicting economic data have caused uncertainty regarding the economy's current and projected rate of growth. Consequently, interest rates have moved within a narrow range for the past six months. We expect stable to declining interest rates over the next six months as the economy's growth slows. The Fund will continue to invest in securities that offer consistently high levels of income and price stability.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide high current income and safety of principal. The Fund invests solely in securities issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities (Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC)).


                               PORTFOLIO SUMMARY

         Net Asset Value  9/30/96:  $10.39 Per Share
                          3/31/96:  $10.47 Per Share

                 Total Net Assets:  $55.11 Million

                 30-Day SEC Yield:    6.20%

       12-Month Distribution Rate:    6.36%

                 Average Maturity:   13.4 Years

               Effective Duration:    3.1 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                                   [BAR CHART]

                   GNMA Pass-Through      60.3
                          Securities

                       U.S. Treasury      19.3
                               Bonds

                      Collateralized      11.4
                Mortgage Obligations

                  FHLMC Pass-Through       4.3
                          Securities

                   FNMA Pass-Through       2.7
                          Securities

          Other Assets & Liabilities       2.0


                         AVERAGE ANNUAL TOTAL RETURNS*                                 CUMULATIVE TOTAL RETURNS*

              U.S. Gov't.     Lipper U.S. Gov't.    Lehman Inter.          U.S. Gov't.    Lipper U.S. Gov't.    Lehman Inter.
            Securities Fund     Fund Average     Gov't. Bond Index      Securities Fund      Fund Average     Gov't. Bond Index
3 Months          1.69%            1.52%               1.72%                 1.69%               1.52%               1.72%
   (unannualized)
1 Year            5.83             3.24                5.10                  5.83                3.24                5.10
3 Years           5.70             3.38                4.62                 18.08               10.50               14.51
5 Years           6.54             6.34                6.75                 37.30               35.98               38.62
Inception         8.27             7.50                8.10                110.01               96.50              107.08
  (6/2/87)


* As of 9/30/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                             [PLOT POINTS OMITTED]

The sum of $10,000 invested at inception (6/2/87) and held until 9/30/96 would have grown to $21,001 in the Fund or $20,708 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.



                         ESTIMATED AVERAGE LIFE PROFILE

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

                                   [BAR CHART]

                              Years

                                0-1       2.2%

                                1-5      82.1%

                               5-10      14.6%

                              10-20       1.1%




SIT U.S. GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1996 (UNAUDITED)


QUANTITY         NAME OF ISSUER         MARKET VALUE(1)

 MORTGAGE PASS-THROUGH SECURITIES (67.3%) (2)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (4.3%):
        41,736   8.75%, 12/1/01             $    42,878
       681,137   9.00%, 10/1/16                 709,316
       719,738   9.00%, 6/1/17                  749,883
        81,376   9.50%, 6/1/16                   86,438
       139,047   9.75%, 6/1/17                  148,530
       536,920   10.25%, 6/1/10                 579,580
        41,888   10.50%, 4/1/04                  43,898
         7,427   11.00%, 10/1/00                  7,787
                                              2,368,310
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.7%):
       217,572   9.00%, 4/1/10                  226,361
       138,922   9.00%, 9/1/17                  144,513
       447,489   9.00%, 9/1/20                  466,411
       386,950   9.50%, 4/1/20                  411,526
       197,756   10.00%, 9/1/20                 213,442
                                              1,462,253
    GOVERNMENT NATIONAL MORTGAGE
       ASSOCIATION (3) (60.3%):
     1,415,358   8.00%, 6/15/16               1,450,235
       397,697   8.50%, 12/15/11                412,024
       901,734   8.50%, 9/15/16                 935,829
       260,174   8.75%, 5/15/03                 272,823
       534,554   8.75%, 10/15 - 11/15/06        561,178
       258,492   8.75%, 2/15/07                 268,773
       252,469   8.75%, 11/15/09                262,667
       690,448   8.75%, 6/15 - 12/15/11         718,519
       208,447   9.00%, 10/15/04                219,673
       410,725   9.00%, 4/15/06                 432,829
       347,099   9.00%, 10/15/07                362,227
       154,489   9.00%, 11/15/09                161,377
     1,355,888   9.00%, 6/15 - 9/15/11        1,416,638
       262,104   9.00%, 1/15/12                 273,840
     3,006,711   9.00%, 4/20 - 12/20/16       3,163,623
        76,687   9.00%, 5/15/18                  80,144
       115,417   9.00%, 11/15/19                120,577
       175,013   9.00%, 7/20/21                 181,587
       132,741   9.25%, 4/15 - 9/15/01          140,252
       466,101   9.25%, 11/15/11                489,042
       302,103   9.25%, 4/15/12                 317,041
        50,155   9.50%, 1/15 - 1/20/05           53,047
     1,329,243   9.50%, 1/15 - 8/15/10        1,408,395
       740,529   9.50%, 1/15 - 3/15/11          780,040
       858,627   9.50%, 11/20/16                909,675
       245,185   9.50%, 8/20/17                 259,716
        51,855   9.75%, 5/15/99                  53,572
       220,289   9.75%, 11/15/02                234,000
        67,045   9.75%, 3/15/04                  71,253
       491,893   9.75%, 8/15/05                 523,141
       272,307   9.75%, 2/15/06                 290,345
     2,620,381   9.75%, 8/15 - 12/15/10       2,799,753
     1,199,912   9.75%, 11/15 - 12/15/12      1,284,489
       185,615   10.00%, 5/15/04                197,338
     1,190,376   10.00%, 7/15/05              1,267,277
       197,640   10.00%, 1/15/06                210,137
       218,915   10.00%, 11/15/08               233,960
       137,790   10.00%, 5/15 - 11/15/09        147,764
       261,793   10.00%, 6/15 - 7/15/10         280,040
       179,188   10.00%, 1/15/11                191,740
        47,404   10.00%, 9/15/16                 51,338
       334,731   10.00%, 2/20/20                355,810
       101,812   10.25%, 11/15/00               108,214
       110,046   10.25%, 8/15/04                117,166
       487,566   10.25%, 7/15/05                518,966
     3,449,307   10.25%, 1/15 - 8/15/12       3,688,197
       963,900   10.25%, 2/15 - 7/15/13       1,031,101
        13,940   10.50%, 9/15/00                 14,688
        71,909   10.50%, 9/15/01                 76,469
       114,878   10.50%, 12/15/02               122,238
       168,958   10.50%, 7/15/10                180,298
       365,974   10.50%, 8/15 - 11/15/15        399,986
       151,958   10.50%, 3/15 - 12/15/16        166,067
        13,328   10.75%, 7/15 - 10/15/98         13,765
       226,092   10.75%, 7/15 - 8/15/11         241,428
       705,239   11.00%, 1/15 - 6/15/10         781,754
        18,422   11.00%, 7/15/13                 20,045
         6,138   11.25%, 5/15/98                  6,355
       228,237   11.25%, 8/15 - 12/15/00        242,859
        50,129   11.25%, 1/15/01                 53,304
        33,726   11.25%, 5/15/03                 35,867
     1,195,582   11.25%, 2/15 - 10/15/11      1,317,002
        99,048   11.75%, 5/15/00                105,414
       109,584   11.75%, 5/15/04                116,719
        29,389   12.75%, 1/15/00                 31,111
           909   14.75%, 4/15/97                    937
                                             33,233,678

Total mortgage pass-through securities
       (cost: $37,172,516)                   37,064,241

 U.S. GOVERNMENT SECURITIES (19.3%)
                 U.S. Treasury Note:
     1,000,000     7.125%, 2/29/00            1,022,740
     2,500,000     7.25%, 5/15/04             2,588,250
     2,500,000     8.25%, 7/15/98             2,589,850
     6,500,000   U.S. Treasury Coupon Strip,
                     6.925% Effective Yield on
                     Purchase Date, 11/15/04  3,781,959
     3,000,000   U.S. Treasury Principal Strip,
                    7.08% Effective Yield on
                   Purchase Date, 2/15/19       609,750
            25   U.S. 30-yr. Treasury Put Option,
                   Expires 11/15/96              28,516
 Total U.S. government securities
       (cost: $10,597,008)                   10,621,065

 COLLATERALIZED MORTGAGE OBLIGATIONS (11.4%)
       295,847   Federal Home Loan Mortgage
                   Corporation, 1006-C, 9.15%,
                   10/15/20                     308,831
                 Vendee Mortgage Trust:
     3,000,000     Series 1996-2 1B,  6.75%,
                     9/15/09                  2,979,365
       200,000     Series 1996-2 1D,  6.75%,
                     11/15/15                   192,400
       500,000     Series 1996-2 1E,  6.75%,
                     5/15/20                    469,626
     1,000,000     Series 1992-1 2K, 7.75%,
                     5/15/08                  1,005,848
     1,350,000     Series 1992-2D, 7.00%,
                      9/15/15                 1,335,082

 Total collateralized mortgage obligations
       (cost: $6,199,837)                     6,291,152

 SHORT-TERM SECURITIES (0.8%)
       426,172   Government Cash Management
                   Fund, 5.23%                  426,172
       (cost:  $426,172)

 Total investments in securities
       (cost: $54,395,533) (6)              $54,402,630

See accompanying notes to portfolios of investments on page 35.



SIT MONEY MARKET FUND REVIEW

SEPTEMBER 30, 1996


[PHOTO]

MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
PAUL J. JUNGQUIST, CFA
   PORTFOLIO MANAGER

     The Sit Money Market Fund provided investors with a +2.51% return for the six months ended September 30, 1996, compared to a +2.36% average return for the Lipper Analytical Services, Inc. Money Market Fund universe. Within its Lipper peer group category, the Fund's performance ranked 33rd of 295 funds and 57th of 287 funds, respectively, for the three and twelve month periods ended September 30, 1996. As of September 30, 1996, the Fund's 7-day compound yield was 5.06% and its average maturity was 31 days, compared to 4.93% and 36 days, respectively, at March 31, 1996.

     Three-month Treasury bill rates were somewhat volatile over the past six months, as considerable uncertainty about the direction of Federal Reserve policy existed during the period. In the end, the Fed left the federal funds rate unchanged during the period, and the three-month Treasury bill rate decreased from 5.14% at March 31 to 5.04% at September 30. The Fund shortened its average maturity during the period without sacrificing yield to take advantage of the somewhat volatile market conditions. Economic growth appears to be slowing from the rapid pace of the second quarter, with inflation remaining moderate. Given this data, most market analysts now expect no change in Fed policy over the near term. We are continuing to take advantage of current yield levels, and expect to maintain the average maturity of the portfolio in a range of 30 to 40 days in anticipation of no short-term change in policy by the Fed.

     While economic activity has slowed in the third quarter, we do not foresee a significant impact on the creditworthiness of top tier commercial paper issuers. We remain concerned about the relatively high levels of consumer bankruptcies and debt, however, and will continue to monitor our eligible consumer finance credits closely. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we plan to add Tier I credits in the captive finance, technology and consumer non-durable industries.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in a diversified portfolio of high quality short-term debt instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. However, there is no assurance of a constant share price.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                               PORTFOLIO SUMMARY

      Net Asset Value  9/30/96:    $1.00 Per Share
                       3/31/96:    $1.00 Per Share

              Total Net Assets:   $27.66 Million


                               PORTFOLIO STRUCTURE
                            (% of total net assets)

                                   [BAR CHART]

               Consumer Loan Finance       19.0

                 Diversified Finance       18.8

                     U.S. Government       11.9

                           Utilities       11.8

           Captive Equipment Finance       10.2

                Captive Auto Finance        8.1

                           Insurance        6.1

                              Retail        4.2

                 Captive Oil Finance        3.2

               Consumer Non-Durables        3.0

          Technology/Business Equip.        0.9

          Other Assets & Liabilities        2.8



                         AVERAGE ANNUAL TOTAL RETURNS*                        CUMULATIVE TOTAL RETURNS*

                 Money         Lipper Money       U.S. Treasury        Money       Lipper Money     U.S. Treasury
              Market Fund       Market Avg.      Bill (3-Month)     Market Fund     Market Avg.    Bill (3-Month)
3 Months          1.27%            1.19%               1.32%            1.27%           1.19%            1.32%
   (unannualized)
1 Year            5.17             4.89                5.35             5.17            4.89             5.35
Inception         4.69             4.49                5.06            14.31           13.66            15.50
  (11/1/93)


* As of 9/30/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                             [PLOT POINTS OMITTED]

The sum of $10,000 invested at inception (11/1/93) and held until 9/30/96 would have grown to $11,431 in the Fund or $11,550 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS

                            (% of total net assets)

                       AS RATED BY MOODY'S, S&P AND FITCH


                                   [PIE CHART]

                        First Tier Securities    100%
                       Second Tier Securities      0%



SIT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1996 (UNAUDITED)

QUANTITY         NAME OF ISSUER         MARKET VALUE(1)

COMMERCIAL PAPER (85.3%) (2)
    CAPTIVE AUTO FINANCE (8.1%)
                 Ford Motor Credit Corp.:
       441,000     5.37%, 10/9/96            $  440,479
       475,000     5.33%, 11/5/96               472,566
       325,000     5.46%, 11/19/96              322,611
                 General Motors Acceptance Corp.:
       250,000     5.49%, 10/7/96               249,774
       200,000     5.58%, 11/22/96              199,361
       158,000     5.64%, 11/7/96               157,100
       400,000     5.50%, 12/9/96               395,837
                                              2,237,728
    CAPTIVE EQUIPMENT FINANCE (10.2%)
                 IBM Credit Corp.:
       185,000     5.31%, 10/7/96               184,837
       340,000     5.42%, 11/25/96              337,216
       450,000     5.39%, 12/3/96               445,803
                 John Deere Capital Corp.:
       500,000     5.47%, 10/4/96               499,777
       450,000     5.45%, 11/22/96              446,496
       255,000     5.33%, 12/4/96               252,606
                 Pitney Bowes Credit Corp.,
       652,000     5.35%, 11/8/96               648,364
                                              2,815,099
    CAPTIVE OIL FINANCE (3.2%)
                 Chevron Oil Finance:
       440,000     5.33%, 10/24/96              438,518
       460,000     5.32%, 10/31/96              457,972
                                                896,490
    CONSUMER LOAN FINANCE (19.0%)
                 American Express Credit Corp.:
       365,000     5.37%, 10/10/96              364,513
       200,000     5.36%, 10/23/96              199,352
       183,000     5.40%, 10/29/96              182,237
       490,000     5.36%, 11/1/96               487,764
       327,000   American General Financial,
                   5.35%, 10/31/96              325,558
                 Beneficial Corp.:
       600,000     5.36%, 11/6/96               596,820
       175,000     5.38%, 12/2/96               173,394
       233,000     5.53%, 12/18/96              230,249
       225,000     5.47%, 12/19/96              222,334
                 Household Finance Corp.:
       287,000     5.35%, 10/16/96              286,367
       334,000     5.35%, 10/21/96              332,998
       389,000     5.34%, 10/30/96              387,345
       230,000     5.47%, 12/2/96               227,857
                 Norwest Financial, Inc.:
       288,000     5.35%, 10/2/96               287,958
       475,000     5.46%, 11/13/96              471,936
       475,000     5.43%, 11/26/96              471,025
                                              5,247,707
    CONSUMER NON-DURABLES (3.0%)
       390,000   Coca Cola Co., 5.29%, 10/15/96 389,204
       200,000   Coca Cola Enterprises, 5.34%,
                   10/21/96 (5)                 199,413
       231,000   Sara Lee Corp., 5.34%, 10/24/96230,215
                                                818,832
    DIVERSIFIED FINANCE (18.8%)
                 Associates Corp. N.A.:
       417,000     5.52%, 10/15/96              416,118
       210,000     5.36%, 10/23/96              209,320
       200,000     5.36%, 10/29/96              199,176
       423,000     5.35%, 11/18/96              420,022
                 CIT Group Holdings, Inc.:
       514,000     5.47%, 10/18/96              512,697
       556,000     5.44%, 11/15/96              552,261
                 General Electric Capital Corp.:
       202,000     5.35%, 10/10/96              201,732
       225,000     5.48%, 11/20/96              223,306
       610,000     5.45%, 11/29/96              604,624
                 General Electric Capital Services:
       500,000     5.52%, 10/11/96              499,244
       631,000     5.35%, 11/4/96               627,847
                 Transamerica Finance Corp.:
       400,000     5.37%, 11/14/96              397,404
       350,000     5.47%, 11/27/96              346,996
                                              5,210,747
    INSURANCE (6.1%)
                 American Family Financial:
       600,000     5.47%, 11/12/96              596,206
       500,000     5.53%, 12/13/96              494,474
                 American General Corp.:
       400,000     5.42%, 10/1/96               400,000
       200,000     5.50%, 10/3/96               199,940
                                              1,690,620
    TECHNOLOGY/BUSINESS EQUIPMENT (0.9%)
       245,000   IBM Corp., 5.36%, 10/28/96     244,026

    RETAIL (4.2%)
                 Sears Roebuck & Co.:
       235,000     5.51%, 10/8/96               234,751
       201,000     5.36%, 10/28/96              200,201
       151,000     5.37%, 11/7/96               150,176
       307,000     5.46%, 11/12/96              305,066
       289,000     5.48%, 11/21/96              286,781
                                              1,176,975

    UTILITIES (11.8%)
                 Ameritech Corp.:
       122,000     5.44%, 10/2/96               121,982
       200,000     5.31%, 11/6/96               198,944
                 A T & T Corp.:
       450,000     5.52%, 10/25/96              448,371
       200,000     5.43%, 11/12/96              198,747
                 BellSouth Telecommincations, Inc:
       217,000     5.32%, 10/4/96               216,904
       400,000     5.42%, 11/4/96               397,965
       505,000     5.40%, 11/19/96              501,323
     1,169,000   Southwestern Bell Capital Corp.,
                   5.33%, 10/22/96 (5)        1,165,395
                                              3,249,631
Total commercial paper
       (cost:  $23,587,855)                  23,587,855

U.S. GOVERNMENT SECURITIES (11.9%)
     2,900,000   Federal Home Loan Mtg. Corp.,
                   5.65%, 10/1/96             2,900,000
       400,000   Federal National Mtg. Assoc.,
                   5.35%, 10/17/96              399,045
Total U.S. government securities
       (cost:  $3,299,045)                    3,299,045

Total investments in securities
       (cost:  $26,886,900) (6)             $26,886,900

NOTES TO PORTFOLIO OF INVESTMENTS

See accompanying notes to portfolios of investments on page 35.




                 (This page has been left blank intentionally.)




SIT MUTUAL FUNDS

NOTES TO PORTFOLIO OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3) At September 30, 1996, 48.4% of the U.S. Government Securities Fund and 24.9% of the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 1996, approximately 16.9% of the Minnesota Tax-Free Income Fund was invested in such securities.

(5) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors.

(6) At September 30, 1996, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


                                                                    MINNESOTA
                                                                    TAX-FREE            TAX-FREE
                                                   BOND              INCOME              INCOME
                                                   FUND               FUND                FUND
Cost for federal income tax purposes           $5,387,998        $68,002,566        $287,898,019

Unrealized appreciation (depreciation)on
  investments:
     Gross unrealized appreciation                $25,475         $1,570,973          $8,276,303
     Gross unrealized depreciation                (66,787)           (77,195)           (651,920)


Net unrealized appreciation (depreciation)       ($41,312)        $1,493,778          $7,624,383


                                                   U.S.
                                                GOVERNMENT            MONEY
                                                SECURITIES           MARKET
                                                   FUND               FUND
Cost for federal income tax purposes          $54,395,533        $26,886,900

Unrealized appreciation (depreciation)on
  investments:
     Gross unrealized appreciation               $295,226             None
     Gross unrealized depreciation               (288,129)            None


Net unrealized appreciation (depreciation)         $7,097             None




SIT MUTUAL FUNDS

STATEMENTS OF ASSETS & LIABILITIES - SEPTEMBER 30, 1996 (UNAUDITED)

                                                        MINNESOTA                         U.S.
                                                        TAX-FREE         TAX-FREE      GOVERNMENT        MONEY
                                           BOND          INCOME           INCOME       SECURITIES       MARKET
                                           FUND           FUND             FUND           FUND           FUND
ASSETS
Investments in securities, at
   identified cost...................    $5,387,998    $68,002,566    $287,898,019    $54,395,533    $26,886,900

Investments in securities, at
   market value - see
   accompanying schedules for
   detail............................    $5,346,686    $69,496,344    $295,522,402    $54,402,630    $26,886,900
Cash in bank on demand
   deposit...........................        ------         ------          ------         ------            674
Accrued interest
   receivable........................        62,830      1,401,184       6,469,385        575,621         ------
Receivable for principal
   paydowns..........................         1,768         ------          ------         32,206         ------
Receivable for Fund shares
   sold..............................        ------        205,255         782,767        352,648      1,071,240

     Total assets....................     5,411,284     71,102,783     302,774,554     55,363,105     27,958,814


LIABILITIES
Payable for investment securities
   purchased.........................        ------         ------       5,368,076         ------         ------
Disbursements in excess of
   cash balances.....................            90         51,593       1,426,992         90,790         ------
Payable for Fund shares
   redeemed..........................        ------         20,234         567,245         84,278        279,512
Cash portion of dividends
   payable to shareholders...........         6,102         74,519         360,020         42,212         12,870
Accrued investment management
   and advisory services fee.........         3,516         45,577         188,457         35,265         11,077
Total liabilities....................         9,708        191,923       7,910,790        252,545        303,459
Net assets applicable to
   outstanding capital stock.........    $5,401,576    $70,910,860    $294,863,764    $55,110,560    $27,655,355
Capital stock
   Par...............................        $0.001         $0.001          $0.001          $0.01         $0.001

   Authorized shares.................10,000,000,000 10,000,000,000  10,000,000,000 10,000,000,000 10,000,000,000
   Outstanding shares................       554,784      6,965,254      29,591,264      5,306,261     27,658,360

Net asset value per share of
   outstanding capital stock.........         $9.74         $10.18           $9.96         $10.39          $1.00

See accompanying notes to financial statements on pages 40-47.





SIT MUTUAL FUNDS

STATEMENTS OF OPERATIONS - SIX MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                                                            MINNESOTA                        U.S.
                                                            TAX-FREE        TAX-FREE      GOVERNMENT       MONEY
                                                BOND         INCOME          INCOME       SECURITIES      MARKET
                                                FUND          FUND            FUND           FUND          FUND
 INVESTMENT INCOME:
   INCOME:
    Interest...............................  $191,480     $2,086,225      $8,954,493    $1,791,035     $652,274
        Total income.......................   191,480      2,086,225       8,954,493     1,791,035      652,274
   EXPENSES (NOTE 3):
    Investment management and
        advisory services fee..............    20,755        258,676       1,116,779       256,962       96,283
        Less fees and expenses absorbed
          by investment adviser............      ----           ----         (14,232)      (50,133)     (36,072)

        Total net expenses.................    20,755        258,676       1,102,547       206,829       60,211
        Net investment income..............   170,725      1,827,549       7,851,946     1,584,206      592,063
 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS :
    Net realized gain (loss) (note 2)......   (54,652)       101,925          39,020      (493,546)        ----

    Net change in unrealized appreciation..     7,600        521,889       2,317,485        93,054         ----
        Net gain (loss) on investments.....   (47,052)       623,814       2,356,505      (400,492)        ----
 Net increase in net assets resulting from
   operations..............................  $123,673     $2,451,363     $10,208,451    $1,183,714     $592,063

See accompanying notes to financial statements on pages 40-47.



SIT MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   BOND                   MINNESOTA TAX-FREE              TAX-FREE
                                                                   FUND                       INCOME FUND               INCOME FUND
                                                        SIX MONTHS                     SIX MONTHS                       SIX MONTHS
                                                           ENDED                          ENDED                            ENDED
                                                       SEPTEMBER 30,    YEAR ENDED    SEPTEMBER 30,     YEAR ENDED     SEPTEMBER 30,
                                                           1996          MARCH 31,        1996           MARCH 31,         1996
                                                        (UNAUDITED)        1996        (UNAUDITED)         1996         (UNAUDITED)
 OPERATIONS:
   Net investment income..............................   $170,725       $314,579      $1,827,549       $3,066,188      $7,851,946
   Net realized gain (loss) on investments............    (54,652)       154,186         101,925           29,311          39,020
   Net change in unrealized appreciation
    (depreciation) of investments.....................      7,600            742         521,889          515,415       2,317,485
    Net increase in net assets resulting from
      operations......................................    123,673        469,507       2,451,363        3,610,914      10,208,451
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..............................   (170,725)      (314,579)     (1,827,549)      (3,075,266)     (7,859,372)
   Net realized gains on investments..................       ----           ----            ----             ----            ----
    Total distributions...............................   (170,725)      (314,579)     (1,827,549)      (3,075,266)     (7,859,372)
 CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold..........................    808,280      2,009,736      17,458,350       32,851,258      71,302,780
   Reinvested distributions...........................    139,482        270,336       1,403,246        2,334,848       5,893,542
   Payments for shares redeemed.......................   (721,521)      (745,612)    (11,554,822)     (16,622,975)    (64,450,237)
    Increase (decrease) in net assets from
      capital share transactions......................    226,241      1,534,460       7,306,774       18,563,131      12,746,085
      Total increase (decrease) in net assets.........    179,189      1,689,388       7,930,588       19,098,779      15,095,164
 NET ASSETS
   Beginning of period................................  5,222,387      3,532,999      62,980,272       43,881,493     279,768,600
   End of period...................................... $5,401,576     $5,222,387     $70,910,860      $62,980,272    $294,863,764
 NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)............ $5,481,141     $5,254,900     $69,740,998      $62,434,224    $289,678,319
   Undistributed (distributions in excess of) net
    investment income.................................       ----           ----          (9,078)          (9,078)         (7,426)
   Accumulated net realized gain (loss) from
    security transactions.............................    (38,253)        16,399        (314,838)        (416,763)     (2,431,512)
   Unrealized appreciation (depreciation)
    on investments....................................    (41,312)       (48,912)      1,493,778          971,889       7,624,383
      ................................................ $5,401,576     $5,222,387     $70,910,860      $62,980,272    $294,863,764
 CAPITAL TRANSACTIONS IN SHARES:
   Sold...............................................     83,434        205,474       1,731,329        3,250,281       7,211,990
   Reinvested distributions...........................     14,403         27,247         139,044          231,001         596,074
   Redeemed...........................................    (74,155)       (74,482)     (1,147,187)      (1,644,655)     (6,534,695)
 Net increase (decrease)..............................     23,682        158,239         723,186        1,836,627       1,273,369


                       [WIDE TABLE CONTINUED FROM ABOVE]

                                                           TAX-FREE           U.S. GOVERNMENT                   MONEY MARKET
                                                         INCOME FUND          SECURITIES FUND                       FUND
                                                                          SIX MONTHS                     SIX MONTHS
                                                                             ENDED                          ENDED
                                                           YEAR ENDED    SEPTEMBER 30,   YEAR ENDED     SEPTEMBER 30,    YEAR ENDED
                                                            MARCH 31,        1996         MARCH 31,         1996          MARCH 31,
                                                              1996        (UNAUDITED)       1996         (UNAUDITED)        1996
 OPERATIONS:
   Net investment income..............................   $14,969,020     $1,584,206      $2,991,108       $592,063       $1,188,260
   Net realized gain (loss) on investments............     1,047,369       (493,546)        466,171           ----             ----
   Net change in unrealized appreciation
    (depreciation) of investments.....................     3,528,518         93,054         162,827           ----             ----
    Net increase in net assets resulting from
      operations......................................    19,544,907      1,183,714       3,620,106        592,063        1,188,260
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..............................   (14,968,966)    (1,584,203)     (2,991,108)      (592,068)      (1,188,260)
   Net realized gains on investments..................          ----           ----            ----           ----             ----
    Total distributions...............................   (14,968,966)    (1,584,203)     (2,991,108)      (592,068)      (1,188,260)
 CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold..........................   131,895,973     12,131,202      31,591,518     98,332,262      107,451,651
   Reinvested distributions...........................    11,117,875      1,389,854       2,618,331        514,514        1,076,722
   Payments for shares redeemed.......................  (122,978,226)   (10,460,006)    (19,842,777)   (92,451,722)    (117,090,139)
    Increase (decrease) in net assets from
      capital share transactions......................    20,035,622      3,061,050      14,367,072      6,395,054       (8,561,766)
      Total increase (decrease) in net assets.........    24,611,563      2,660,561      14,996,070      6,395,049       (8,561,766)
 NET ASSETS
   Beginning of period................................   255,157,037     52,449,999      37,453,929     21,260,306       29,822,072
   End of period......................................  $279,768,600    $55,110,560     $52,449,999    $27,655,355      $21,260,306
 NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)............  $276,932,234    $55,762,050     $52,700,997    $27,655,355      $21,260,306
   Undistributed (distributions in excess of) net
    investment income.................................          ----           ----            ----           ----             ----
   Accumulated net realized gain (loss) from
    security transactions.............................    (2,470,532)      (658,587)       (165,041)          ----             ----
   Unrealized appreciation (depreciation)
    on investments....................................     5,306,898          7,097         (85,957)          ----             ----
      ................................................  $279,768,600    $55,110,560     $52,449,999    $27,655,355      $21,260,306
 CAPITAL TRANSACTIONS IN SHARES:
   Sold...............................................    13,320,566      1,169,119       3,015,296     98,332,262      107,451,651
   Reinvested distributions...........................     1,122,623        134,119         249,905        514,514        1,076,722
   Redeemed...........................................   (12,420,344)    (1,008,192)     (1,895,812)   (92,451,722)    (117,090,140)
 Net increase (decrease)..............................     2,022,845        295,046       1,369,389      6,395,054       (8,561,767)

See accompanying notes to financial statements on pages 40-47.



SIT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

     FUND                                                 INVESTMENT OBJECTIVE
     Bond                                Maximize total return, consistent with the preservation of capital.

     Minnesota Tax-Free Income           High  level of  current  income  that is exempt  from  federal income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

     Tax-Free Income                     High  level of  current  income  that is exempt  from  federal income tax, consistent with the preservation of capital.

     U.S. Government Securities          High current income and safety of principal.

     Money Market                        Maximize  current income with the  preservation of capital and maintenance of liquidity.

Significant accounting policies followed by the Funds are summarized below:


         INVESTMENTS IN SECURITIES

         Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price or approximate market value based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

         Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

         Delivery and payment for securities which have been purchased by the Minnesota Tax-Free Income, Tax-Free Income, and U.S. Government Securities Funds on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and each Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

         The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

         FEDERAL TAXES

         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

         Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

         For federal income tax purposes the Minnesota Tax-Free Income Fund, Tax-Free Income Fund, and U.S. Government Securities Fund has a capital loss carryover of $446,763, $2,470,532, and $165,041, respectively, at March 31, 1996 which, if not offset by subsequent capital gains, will begin to expire in 2003. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

         DISTRIBUTIONS

         Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

         Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended September 30, 1996, were as follows:

                                                Purchases           Proceeds

         Bond Fund                             $ 4,583,152        $ 4,447,576
         Minnesota Tax-Free Income Fund         11,752,729          7,605,076
         Tax-Free Income Fund                   55,790,266         40,524,497
         U.S. Government Securities Fund        34,748,290         31,812,668

         For Money Market Fund during the six months ended September 30, 1996, purchases of and proceeds from sales and maturities of investment securities aggregated $203,101,638 and $197,309,974, respectively.


NOTE 3 - EXPENSES

         INVESTMENT ADVISER

         The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund's assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Bond, Minnesota Tax-Free Income, Tax Free Income, U.S. Government Securities, and Money Market Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                            Average
                                                             Daily
                                                           Net Assets

         Bond Fund                                           .80%
         Minnesota Tax-Free Income Fund                      .80%
         Tax-Free Income Fund                                .80%

                                                   First              Over
                                                $50 Million        $50 Million

         U.S. Government Securities Fund          1.00%               .80%
         Money Market Fund                         .80%               .60%


         For the period April 1, 1995, through March 31, 1997, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After March 31, 1997, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         For the period April 1, 1995, through March 31, 1997, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After March 31, 1997, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         TRANSACTIONS WITH AFFILIATES

         The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 1996:
                                                                     % Shares
                                                       Shares       Outstanding

                 Bond Fund                              61,764         11.13
                 Minnesota Tax-Free Income Fund        316,521          4.54
                 Tax-Free Income Fund                1,621,939          5.48
                 U.S. Government Securities Fund       499,022          9.40
                 Money Market Fund                   3,129,136         11.31


NOTE 4 - FINANCIAL HIGHLIGHTS

         Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated as follows:


SIT BOND FUND

FINANCIAL HIGHLIGHTS


                                                             Six Months                              Period from
                                                                Ended                               December 1,
                                                            September 30,                            1993 (1) to
                                                                1996         Years Ended March 31,    March 31,
                                                             (Unaudited)      1996          1995        1994
NET ASSET VALUE:
   Beginning of period                                          $9.83         $9.48         $9.69      $10.00
OPERATIONS:
   Net investment income                                          .32           .64           .62         .19
   Net realized and unrealized
     gains (losses) on investments                               (.09)          .35          (.21)       (.31)
Total from operations                                             .23           .99           .41        (.12)
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                    (.32)         (.64)         (.62)       (.19)
NET ASSET VALUE:
   End of period                                                $9.74         $9.83         $9.48       $9.69
Total investment return (2)                                      2.45%        10.57%         4.51%      (1.22%)
Net assets at end of period (000's omitted)                    $5,402        $5,222        $3,533      $3,403

RATIOS:
   Expenses to average daily net assets                          0.80%(3)      0.80%         0.80%       0.80%(3)
   Net investment income to average daily net assets             6.58%(3)      6.49%         6.63%       6.24%(3)
Portfolio turnover rate (excluding short-term securities)       88.85%       159.45%        41.25%      43.49%

(1)  Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)  Adjusted to an annual rate.




SIT MINNESOTA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS


                                                                 Six Months                              Period from
                                                                    Ended                               December 1,
                                                                September 30,                            1993 (1) to
                                                                    1996          Years Ended March 31,   March 31,
                                                                 (Unaudited)      1996          1995        1994

NET ASSET VALUE:
   Beginning of period                                             $10.09         $9.96         $9.79      $10.00
OPERATIONS:
   Net investment income                                              .29           .57           .56         .17
   Net realized and unrealized gains
     (losses) on investments                                          .09           .13           .17        (.21)
Total from operations                                                 .38           .70           .73        (.04)
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                        (.29)         (.57)         (.56)       (.17)
NET ASSET VALUE:
   End of period                                                   $10.18        $10.09         $9.96       $9.79
Total investment return (2)                                          3.81%         7.12%         7.68%      (0.80%)
Net assets at end of period (000's omitted)                       $70,911       $62,980       $43,881     $18,105

RATIOS:
   Expenses to average daily net assets                              0.80%(3)      0.80%         0.80%       0.80%(3)
   Net investment income to average daily net assets                 5.65%(3)      5.62%         5.72%       5.23%(3)
Portfolio turnover rate (excluding short-term securities)           12.14%        15.85%        34.20%      12.23%

(1)  Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)  Adjusted to an annual rate.



SIT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS


                                            Six Months
                                               Ended                             Nine Months
                                           September 30,                            Ended
                                               1996       Years Ended March 31,   March 31,  Years Ended June 30,
                                            (Unaudited)   1996         1995         1994       1993      1992

NET ASSET VALUE:
   Beginning of period                         $9.88      $9.70        $9.63       $10.02       $9.74     $9.59
OPERATIONS:
   Net investment income                         .28        .56          .56          .43         .60       .69
   Net realized and unrealized gains
     (losses) on investments                     .08        .18          .09         (.30)        .32       .15
Total from operations                            .36        .74          .65          .13         .92       .84
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                   (.28)      (.56)        (.56)        (.43)       (.60)     (.69)
   From realized gains                         ----       ----          (.02)        (.09)       (.04)    ----
Total distributions                             (.28)      (.56)        (.58)        (.52)       (.64)     (.69)
NET ASSET VALUE:
   End of period                               $9.96      $9.88        $9.70        $9.63      $10.02     $9.74
Total investment return (1)                     3.72%      7.73%        7.00%        1.19%       9.81%     9.09%
Net assets at end of period (000's omitted) $294,864   $279,769     $255,157     $324,691    $338,977  $192,808

RATIOS:
   Expenses to average daily net assets         0.79%(2)   0.80%(2)     0.79%(2)     0.77%(2)    0.80%     0.80%
   Net investment income to average daily net
     assets                                     5.62%(2)   5.65%(2)     5.84%(2)     5.68%(2)    6.17%     7.02%
Portfolio turnover rate (excluding short-term
  securities)                                  15.15%     25.50%       13.13%       47.56%      58.29%    80.27%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the periods ended September 30, 1996 and March 31, 1994, are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the periods ended September 30, 1996, and March 31, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $14,232, $15,540, $24,991 and $77,029 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for the periods ended September 30, 1996, and March 31, 1996, 1995 and 1994, and the ratio of net investment income to average daily net assets would have been 5.61%, 5.65%, 5.83% and 5.65%, respectively.




SIT U.S. GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS


                                            Six Months
                                               Ended                             Nine Months
                                           September 30,                            Ended
                                               1996      Years Ended March 31,    March 31,   Years Ended June 30,
                                            (Unaudited)   1996         1995         1994        1993      1992

NET ASSET VALUE:
   Beginning of period                        $10.47     $10.28       $10.50       $10.73       $10.81    $10.54
OPERATIONS:
   Net investment income                         .32        .70          .67          .47          .71       .77
   Net realized and unrealized gains
     (losses) on investments                    (.08)       .19         (.22)        (.18)         .07       .44
Total from operations                            .24        .89          .45          .29          .78      1.21
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                   (.32)      (.70)        (.67)        (.47)        (.71)     (.77)
   From realized gains                         ----       ----         ----          (.05)        (.15)     (.17)
Total distributions                             (.32)      (.70)        (.67)        (.52)        (.86)     (.94)
NET ASSET VALUE:
   End of period                              $10.39     $10.47       $10.28       $10.50       $10.73    $10.81
Total investment return (1)                     2.36%      8.87%        4.47%        2.70%        7.50%    11.87%
Net assets at end of period (000's omitted)  $55,111    $52,450      $37,454      $38,683      $31,538   $35,353

RATIOS:
   Expenses to average daily net assets         0.80%(3)   0.80%(3)     0.80%(3)     0.86%(3 )    0.89%(2)  0.80%(2)
   Net investment income to average daily
     net assets                                 6.13%(3)   6.72%(3)     6.48%(3)     5.79%(3 )    6.60%(2)  7.28%(2)
Portfolio turnover rate (excluding short-term
  securities)                                  62.76%     51.37%       38.51%       73.87%       76.66%   133.86%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Prior to January 1, 1993, total Fund expenses were contractually limited to 1.25% of average daily net assets for the first $30 million of Fund net assets and 1.00% of average daily net assets exceeding $30 million of Fund net assets. However, during the years ended June 30, 1993 and 1992, the investment adviser voluntarily absorbed an additional $72,628 and $134,559 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.11% and 1.21%, respectively for these periods, and the ratio of net investment income to average daily net assets would have been 6.38% and 6.87%, respectively.

(3) Percentages for the periods ended September 30, 1996 and March 31, 1994, are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million. However, during the periods ended September 30, 1996, and March 31, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $50,133, $88,625, $73,460 and $39,324 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.00% for each of these periods, and the ratio of net investment income to average daily net assets would have been 5.93%, 6.52%, 6.28% and 5.65%, respectively.




SIT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS


     As of November 1, 1993, the Fund's name was changed to Sit Money Market Fund, Inc. from Sit Investment Reserve Fund, Inc. Effective on this date, the Fund's primary investment policy was amended to comply with Rule 2a-7 of the Investment Company Act of 1940 governing money market funds. The Fund's investment objective, however, remains the achievement of maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. Per share amounts prior to November 1, 1993 have been restated to reflect the 9.98 to 1 stock split.


                                                     MONEY MARKET FUND                   SIT INVESTMENT RESERVE FUND
                                       Six Months                          Period From  Period From
                                          Ended                           November 1,     July 1,
                                      September 30,                         1993 to      1993 to
                                          1996      Years Ended March 31,   March 31,   October 31, Years Ended June 30,
                                       (Unaudited)    1996         1995       1994         1993      1993         1992
NET ASSET VALUE:
   Beginning of period                    $1.00       $1.00        $1.00      $1.00        $1.00      $1.00       $1.00
OPERATIONS:
   Net investment income                   0.02        0.05         0.04       0.01         0.01       0.03        0.05
Total from operations                      0.02        0.05         0.04       0.01         0.01       0.03        0.05
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income             (0.02)      (0.05)       (0.04)     (0.01)       (0.01)     (0.03)      (0.05)
NET ASSET VALUE:
   End of period                          $1.00       $1.00        $1.00      $1.00        $1.00      $1.00       $1.00
Total investment return (1)                2.51%       5.44%        4.57%      1.14%        0.92%      3.02%       5.03%
Net assets at end of period
  (000's omitted)$27,655 $21,260        $29,822     $17,864      $12,626    $10,869      $16,234

RATIOS:
   Expenses to average daily net assets    0.50%(3)    0.50%(3)     0.50%(3)   0.50%(3)     0.72%(3)   0.80%(2)    0.80%(2)
   Net investment income to average
     daily net assets                      4.91%(3)    5.35%(3)     4.63%(3)   2.76%(3)     2.67%(3)   2.98%(2)    4.74%(2)

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Prior to January 1, 1993, total Fund expenses were contractually limited to 1.00% of average daily net assets for the first $30 million of Fund net assets. Subsequent to January 1, 1993 total Fund expenses are contractually limited to .80% of the first $50 million of Fund net assets. However, during the years ended June 30, 1993 and 1992, the investment adviser voluntarily absorbed $16,480 and $20,635 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to daily net assets would have been 0.91% and 1.00%, repectively, for these periods, and the ratio of net investment income to average daily net assets would have been 2.87% and 4.54%, respectively.

(3) Percentages for the periods ended September 30, 1996, March 31, 1994, and October 31, 1993, are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods ended September 30, 1996, and March 31, 1996, 1995 and 1994, and October 31, 1993, the investment adviser voluntarily absorbed $36,072, $66,862, $63,828, $17, 565 and $3,224, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 4.61%, 5.05%, 4.33%, 2.46%, and 2.59%, respectively.






                 (This page has been left blank intentionally.)



[LOGO]

Directors:
                      Eugene C. Sit, CFA
                      Peter L. Mitchelson, CFA
                      Michael C. Brilley
                      John E. Hulse
                      Sidney L. Jones
                      Donald W. Phillips
                      William E. Frenzel

Director Emeritus:
                      Melvin C. Bahle

Officers:
                      Eugene C. Sit, CFA             Chairman
                      Peter L. Mitchelson, CFA       Vice Chairman
                      Michael C. Brilley             Senior Vice President
                      Mary K. Stern                  President
                      Debra A. Sit, CFA              Vice President - Investments, Assistant Treasurer
                      Bryce A. Doty, CFA (1)         Vice President - Investments
                      Paul J. Jungquist, CFA (2)     Vice President - Investments
                      Paul E. Rasmussen              Vice President & Treasurer
                      Michael P. Eckert              Vice President - Group Manager
                      Michael J. Radmer              Secretary
                      Parnell M. Kingsley            Assistant Secretary
                      Carla J. Rose                  Assistant Secretary


(1)  Bond, Balanced and U.S. Government Securities Funds only.
(2)  Money Market Fund only.




SEMI-ANNUAL REPORT BOND FUNDS
SEPTEMBER 30, 1996


INVESTMENT ADVISOR

SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


DISTRIBUTOR

SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


CUSTODIAN

THE NORTHERN TRUST COMPANY
50 SOUTH LaSALLE STREET
CHICAGO, IL 60675


TRANSFER AGENT AND DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 9763
PROVIDENCE, RI 02940-9763


AUDITORS

KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS, MN 55402


LEGAL COUNCEL

DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402



                                      MEMBER OF 100% NO-LOAD MUTUAL FUND COUNCIL